                                                                     EXHIBIT 4.9


================================================================================

                   NAVISTAR FINANCIAL SECURITIES CORPORATION

                                     SELLER

                         NAVISTAR FINANCIAL CORPORATION

                                    SERVICER

                                      AND

                              THE BANK OF NEW YORK

                              MASTER TRUST TRUSTEE

               ON BEHALF OF THE SERIES 1997-1 CERTIFICATEHOLDERS

                       ----------------------------------

                            SERIES 1997-1 SUPPLEMENT

                           DATED AS OF _______, 1997

                                       TO

                        POOLING AND SERVICING AGREEMENT

                            DATED AS OF JUNE 8, 1995

                       ----------------------------------

                                 FLOATING RATE
              DEALER NOTE ASSET BACKED CERTIFICATES, SERIES 1997-1


                            DEALER NOTE MASTER TRUST


================================================================================

                               TABLE OF CONTENTS


                                                                    ARTICLE I
         CREATION OF SERIES 1997-1 AND THE SERIES 1997-1 CERTIFICATES;
         CONVEYANCE OF CLASS A-5 CERTIFICATE    . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   1
                 SECTION 1.01  Designation  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   1
                 SECTION 1.02  Conveyance of Class A-5 Investor Certificate . . . . . . . . . . . . . . . . . . . .   1

                                                                   ARTICLE II
         DEFINITIONS  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   2
                 SECTION 2.01  Definitions  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   2

                                                                   ARTICLE III
         SERVICING FEE  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  16
                 SECTION 3.01  Servicing Compensation . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  16

                                                                   ARTICLE IV
         RIGHTS OF SERIES 1997-1 CERTIFICATEHOLDERS AND ALLOCATION
         AND APPLICATION OF COLLECTIONS   . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  17
                 SECTION 4.01     Rights of the Series 1997-1 Certificateholders  . . . . . . . . . . . . . . . . .  17
                 SECTION 4.02     Establishment of Series Principal Account, Spread
                                  Account, Negative Carry Reserve Fund and Liquidity
                                  Reserve Account . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  17
                 SECTION 4.03     Application of Class A-5 Investor Certificate Collections
                                  Prior to the 1990 Trust Termination Date  . . . . . . . . . . . . . . . . . . . .  21
                 SECTION 4.04     Application of Available Certificateholder Interest Collections
                                  After the 1990 Trust Termination Date . . . . . . . . . . . . . . . . . . . . . .  22
                 SECTION 4.05     Application of Available Seller's Finance Charge
                                  Collections, Spread Account, Liquidity Reserve Account
                                  and Negative Carry Reserve Fund to Deficiency Amount  . . . . . . . . . . . . . .  23
                 SECTION 4.06     Investor Charge-Offs  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  24
                 SECTION 4.07     Application of Seller's Finance Charge Collections After the
                                  1990 Trust Termination Date . . . . . . . . . . . . . . . . . . . . . . . . . . .  24
                 SECTION 4.08     Application of Series Allocable Principal Collections After
                                  the 1990 Trust Termination Date . . . . . . . . . . . . . . . . . . . . . . . . .  25
                 SECTION 4.09     Shared Principal Collections  . . . . . . . . . . . . . . . . . . . . . . . . . .  28
                 SECTION 4.10     Distributions to Series 1997-1 Certificateholders . . . . . . . . . . . . . . . .  28
                 SECTION 4.11     Accumulation Period Length; Accumulation Period
                                  Commencement Date . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  29
                 SECTION 4.12     Partial Month Due Period  . . . . . . . . . . . . . . . . . . . . . . . . . . . .  29
                 SECTION 4.13     Closing Date Allocations  . . . . . . . . . . . . . . . . . . . . . . . . . . . .  29
                 SECTION 4.14     Additional Rights upon the Occurrence of Certain Events . . . . . . . . . . . . .  30
                 SECTION 4.15     Voting of the Master Trust's Interests in the 1990 Trust  . . . . . . . . . . . .  30

                                                                    ARTICLE V

         DISTRIBUTIONS AND REPORTS TO SERIES 1997-1
         CERTIFICATEHOLDERS . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 30
                 SECTION 5.01     Distributions.  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 30
                 SECTION 5.02     Monthly and Annual Certificateholders' Statement  . . . . . . . . . . . . . . . . 31

                                                                   ARTICLE VI
         EARLY AMORTIZATION EVENTS  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 33
                 SECTION 6.01     Additional Early Amortization Events  . . . . . . . . . . . . . . . . . . . . . . 33

                                                                   ARTICLE VII

         INVESTMENT EVENTS  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 34
                 SECTION 7.01     Investment Events . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 34

                                                                  ARTICLE VIII
         OTHER SERIES PROVISIONS  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 36
                 SECTION 8.01     Effect of Fully Funded Date; Conveyance of Dealer Notes . . . . . . . . . . . . . 36
                 SECTION 8.02     Tax Treatment . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 37

                                                                   ARTICLE IX
         FINAL DISTRIBUTIONS  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 38
                 SECTION 9.01     Sale of Investors' Interest Pursuant to Section 2.07
                                  of the Agreement; Distributions Pursuant to Section 2.03
                                  or 12.03 of the Agreement . . . . . . . . . . . . . . . . . . . . . . . . . . . . 38
                 SECTION 9.02     Distribution of Proceeds of Sale, Disposition or Liquidation
                                  of the Dealer Notes Pursuant to Section 9.02 of the
                                  Agreement . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 38
                 SECTION 9.03     Early Distributions at the Option of the Investor
                                  Certificateholder After the Fully Funded Date . . . . . . . . . . . . . . . . . . 39

                                                                    ARTICLE X
         MISCELLANEOUS PROVISIONS   . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 40
                 SECTION 10.01    Ratification of Agreement . . . . . . . . . . . . . . . . . . . . . . . . . . . . 40
                 SECTION 10.02    Counterparts  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 40
                 SECTION 10.03    GOVERNING LAW . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 40

SIGNATURES  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 42

EXHIBITS

Exhibit A        -        Form of Investor Certificate

Exhibit B-1      -        Form of Monthly Servicer and Settlement Statement

Exhibit B-2      -        Form of Monthly Servicer and Settlement Statement

                           SERIES 1997-1 SUPPLEMENT
                       TO POOLING AND SERVICING AGREEMENT

                 SERIES 1997-1 SUPPLEMENT dated as of _______, 1997 (the "Series Supplement"), by and among NAVISTAR FINANCIAL SECURITIES CORPORATION, a Delaware corporation, as Seller (the "Seller"), NAVISTAR FINANCIAL CORPORATION, a Delaware corporation, as Servicer (the "Servicer"), and THE BANK OF NEW YORK, a New York banking corporation, as trustee (together with its successors in trust thereunder as provided in the Agreement referred to below, the "Master Trust Trustee") under the Pooling and Servicing Agreement, dated as of June 8, 1995 (the "Agreement") among the Seller, the Servicer, the Master Trust Trustee and The Chase Manhattan Bank, as trustee under the 1990 Trust Agreement.

                 Section 6.09 of the Agreement provides that the Seller may from time to time direct the Master Trust Trustee to issue, on behalf of the Master Trust, one or more new Series of Investor Certificates representing fractional undivided interests in the Master Trust. The Principal Terms of any new Series are to be set forth in a Supplement to the Agreement.

                 Pursuant to this Series Supplement, the Seller and the Master Trust Trustee shall create a new Series of Investor Certificates and specify the Principal Terms thereof.

                                   ARTICLE I
                         CREATION OF SERIES 1997-1 AND
                        THE SERIES 1997-1 CERTIFICATES;
                      CONVEYANCE OF CLASS A-5 CERTIFICATE

         SECTION 1.01  Designation.

                 (a) There is hereby created a new Series pursuant to the Agreement and this Series Supplement to be known as the "Series 1997-1." The interest of the Investor Certificateholders in Series 1997-1 shall be represented by the Series 1997-1 Certificates.

                 (b) If any term or provision contained herein shall conflict with or be inconsistent with any term or provision contained in the Agreement, the terms and provisions of this Series Supplement shall govern with respect to Series 1997-1.

         SECTION 1.02  Conveyance of Class A-5 Investor Certificate.

                 (a) By execution of this Series Supplement, the Seller does hereby sell, transfer, assign, set over and otherwise convey, without recourse (except as otherwise expressly provided herein or in the Agreement), to the Master Trust for the benefit of the Series 1997-1 Certificateholders and the holders of the Master Trust Seller's Certificates all right, title and interest of the Seller in and to the Class A-5 Investor Certificate, all monies due or to become due with respect thereto and all proceeds (as defined in Section 9-306 of the UCC) thereof. If such sale, transfer, assignment, set-over or conveyance is deemed to create a security interest in such property, the Seller does hereby grant to the Master Trust a security interest therein (which shall be deemed to be a first perfected security interest) and agrees that this Series Supplement shall constitute a security agreement under applicable law.

                 (b) As provided in Section 2.03(a) of the Agreement, the Master Trust Trustee accepts delivery of the Class A-5 Investor Certificate and agrees to maintain physical possession thereof.

                                   ARTICLE II
                                  DEFINITIONS

         SECTION 2.01  Definitions.

                 (a) Whenever used in this Series Supplement, the following words and phrases shall have the following meanings:

                 "1990 Trust Spread Account" shall mean the Spread Account established and maintained pursuant to the 1990 Trust Agreement.

                 "Accumulation Period" shall mean, unless an Investment Event or an Early Amortization Event shall have occurred prior thereto, the period commencing on the Accumulation Period Commencement Date and ending upon the first to occur of (a) the commencement of an Investment Period, (b) the commencement of an Early Amortization Period and (c) the payment of the Invested Amount in full.

                 "Accumulation Period Commencement Date" shall mean the first day of the nth full Due Period prior to the Expected Payment Date where n is the number of Due Periods in the Accumulation Period Length; provided, however, that the Accumulation Period Commencement Date shall be the Specified Accumulation Period Commencement Date if, on the Specified Accumulation Period Commencement Date, any other outstanding Series shall have entered into an investment period or an early amortization period; and provided further that, if the Accumulation Period Length and the Accumulation Period Commencement Date have been determined pursuant to Section 4.11 but the Accumulation Period has not commenced and any other outstanding Series shall enter into an investment period or an early amortization period, the Accumulation Period Commencement Date shall be the date that such outstanding Series shall have entered into an investment period or an early amortization period.

                 "Accumulation Period Length" shall mean a period which is between one and nine Due Periods and which is determined by the Servicer pursuant to Section 4.11.

                 "Adjusted Invested Amount" shall mean, with respect to any Distribution Date, an amount (which shall never be less than zero) equal to the Initial Invested Amount, plus the Available Subordinated Amount as of the end of the related Transfer Date, plus the Negative Carry Subordinated Amount as of the end of the related Transfer Date, minus the product of (x) the amount, if any, of funds on deposit in the Negative Carry Reserve Fund at the end of such Transfer Date and (y) 1.00 plus the Subordinated Percentage, minus the aggregate amount of Investor Charge-Offs not reimbursed on or prior to such Distribution Date, minus the aggregate Early Distribution Amounts made on or prior to such Distribution Date.

                 "Amortizing/Investing Due Period" shall have the meaning specified in Section 4.12.

                 "Available Certificateholder Interest Collections" shall mean, with respect to any Due Period commencing after the 1990 Trust Termination Date, the sum of (a) Investor Finance Charge Collections for such Due Period and (b) Investment Income for the related Distribution Period.

                 "Available Draw Funds" shall have the meaning specified in
Section 4.05(b).

                 "Available Seller's Finance Charge Collections" shall mean, with respect to any Due Period commencing after the 1990 Trust Termination Date, an amount equal to the product of (a) the excess of (i) the Seller's Percentage for such Due Period over (ii) the result (if positive) of the Excess Seller's Percentage for such Due Period minus the Required Excess Seller Interest Percentage and (b) Series Allocable Finance Charge Collections for such Due Period; provided, however, that Available Seller's Finance Charge Collections shall be zero for any Due Period to the extent the Available Subordinated Amount and the Negative Carry Subordinated Amount (minus the product of (x) the amount of funds, if any, on deposit in the Negative Carry Reserve Fund as of the end of the preceding Transfer Date and (y) 1.00 plus the Subordinated Percentage) equals or is reduced to zero on the Transfer Date related to such Due Period.

                 "Available Seller's Principal Collections" shall mean, with respect to any Business Day after the 1990 Trust Termination Date, an amount equal to the product of (a) the excess of (i) the Seller's Percentage for the Due Period in which such Business Day occurs over (ii) the Excess Seller's Percentage for such Due Period and (b) Series Allocable Principal Collections for such Business Day; provided, however, that Available Seller's Principal Collections shall be zero for any Business Day to the extent the Available Subordinated Amount and the Negative Carry Subordinated Amount (minus the product of (i) the amount of funds on deposit in the Negative Carry Reserve Fund and (ii) 1.00 plus the Subordinated Percentage) equals or is reduced to zero on the Transfer Date immediately preceding such Business Day.

                 "Available Subordinated Amount" shall mean (a) for each Transfer Date related to a Due Period commencing prior to the 1990 Trust Termination Date, zero, (b) on the Transfer Date related to the first Due Period after the 1990 Trust Termination Date (before giving effect to all adjustments in the Available Subordinated Amount on such Transfer Date), the product of (i) the Subordinated Percentage and (ii) the Invested Amount as of the preceding Distribution Date, and (c) for each Transfer Date thereafter (before giving effect to all adjustments in the Available Subordinated Amount thereto on such Transfer Date), the lesser of (i) the Maximum Subordinated Amount as of such Transfer Date and (ii) the Available Subordinated Amount as of the end of the preceding Transfer Date.

                 "Average Coverage Differential" shall be determined, on any Determination Date, by reference to the Coverage Differentials for each of the related Due Period and the three immediately preceding Due Periods, and shall equal the sum of the three highest such Coverage Differentials divided by three. Average Coverage Differential shall be expressed as a percentage, and shall be rounded to the nearest one-hundredth of a percentage point.

                 "Business Day" shall mean, with respect to Series 1997-1, any day other than a Saturday, a Sunday, or a day on which banking institutions in New York, New York, Chicago, Illinois, or the city in which the Corporate Trust Office is located, or in connection with the determination of LIBOR, London, England, are authorized or obligated by law or executive order to be closed or remain closed.

                 "Certificate Rate" shall mean the interest rate on the Series 1997-1 Certificates, which shall be calculated on the basis of actual days elapsed and a 360-day year, and will be _____% for the period from _______, 1997 through _______, 1997 and for each Distribution Period thereafter will equal LIBOR as of the related LIBOR Determination Date plus ____%.

                 "Class A-5 Investor Certificate" shall mean the Class A-5 Floating Rate Pass-through Certificate issued by the 1990 Trust to the Master Trust in connection with the issuance of the Series 1997-1 Certificates.

                 "Class A-5 Investor Certificate Collections" shall mean, with respect to any Due Period, the sum of Class A-5 Investor Certificate Interest Collections and Class A-5 Investor Certificate Principal Collections for such Due Period.

                 "Class A-5 Investor Certificate Interest Collections" shall mean, with respect to any Due Period, all interest payments received by the Master Trust on the Distribution Date related to such Due Period in respect of the Class A-5 Investor Certificate, plus with respect to the Initial Due Period, the funds deposited pursuant to Section 4.13.

                 "Class A-5 Investor Certificate Principal Collections" shall mean, with respect to any Due Period, all principal payments received by the Master Trust on the Distribution Date related to such Due Period in respect of the Class A-5 Investor Certificate.

                 "Closing Date" shall mean _______, 1997.

                 "Common Depository" shall mean Cede & Co.

                 "Controlled Amortization Amount" shall mean an amount equal to the result of (a) the Invested Amount as of the Distribution Date preceding the Specified Accumulation Period Commencement Date divided by (b) the Accumulation Period Length.

                 "Controlled Deposit Amount" shall mean, with respect to any Due Period occurring during the Accumulation Period, the excess, if any, of (a) the product of (i) the Controlled Amortization Amount and (ii) the number of Due Periods, including such Due Period, that have elapsed with respect to the Accumulation Period (but not in excess of the Accumulation Period Length) over
(b) the amount on deposit in the Series Principal Account at the close of business on the last Business Day of the preceding Due Period; provided, however, that, notwithstanding the foregoing, the Seller may, in its sole discretion, increase the Controlled Deposit Amount at any time and from time to time.

                 "Coverage Differential" shall mean, with respect to any Due Period, the result of (a) the Portfolio Yield for such Due Period minus (b) the sum of (i) the Certificate Rate for the related Distribution Period and (ii) one percent (1%). Coverage Differential shall be expressed as a percentage, and shall be rounded to the nearest one-hundredth of a percentage point.

                 "Deficiency Amount" shall have the meaning specified in
Section 4.05(a).

                 "Draw Amount" shall mean, with respect to any Transfer Date, the least of (a) the Deficiency Amount for such Transfer Date, (b) the Available Subordinated Amount as of the end of the preceding Transfer Date and
(c) Available Draw Funds for such Transfer Date.

                 "Early Amortization Event" shall mean, with respect to Series 1997-1, any event specified in Section 9.01(c) of the Agreement, together with any additional Early Amortization Event specified in Section 6.01 of this Series Supplement, but shall not mean any other event specified in Section 9.01 of the Agreement; provided, however, that for purposes of Section 6.09(b)(v) of the Agreement, Early Amortization Event shall also include any Investment Event.

                 "Early Amortization Period" shall mean an Early Amortization Period with respect to Series 1997-1 that occurs as a result of any event specified in Section 9.01(c) of the Agreement or any Early Amortization Event specified in Section 6.01 of this Series Supplement.

                 "Early Amortization Period Shortfall Amount" shall have the meaning specified in Section 4.08(e).

                 "Early Distribution" shall have the meaning specified in
Section 9.03(b).

                 "Early Distribution Amount" shall have the meaning specified in Section 9.03(c).

                 "Early Distribution Date" shall have the meaning specified in
Section 9.03(b).

                 "Early Distribution Initial Invested Amount" shall have the meaning specified in Section 9.03(b).

                 "Early Distribution Notice" shall have the meaning specified in Section 9.03(b).

                 "Eligible Investments" shall mean

         (a) book-entry securities, negotiable instruments or securities represented by instruments in bearer or registered form having (except in the case of clause (iv) below) remaining maturities occurring not later than the Distribution Date next succeeding the Master Trust Trustee's acquisition thereof, except as otherwise described herein, that evidence:

                          (i) direct obligations of, and obligations fully guaranteed as to timely payment by, the United States of America;

                          (ii)    demand deposits, time deposits or
                          certificates of deposit of, or bankers' acceptances issued by, any depository institution or trust company incorporated under the laws of the United States of America or any state thereof (or any domestic branch of a foreign bank) and subject to supervision and examination by federal or state banking or depository institution authorities; provided, however, that at the time of the Master Trust's investment or contractual commitment to invest therein, the commercial paper or other short-term unsecured debt obligations (other than such obligations the rating of which is based on the credit of a person or entity other than such depository institution or trust company) of such depository institution or trust company shall have a credit rating not lower than the highest investment category for short term unsecured debt obligations granted by the applicable Rating Agency from each Rating Agency then Rating the affected Series of Investor Certificates;

                          (iii) commercial paper having, at the time of the Master Trust's investment or contractual commitment to investment therein, a rating not lower than the highest investment category for short term unsecured debt obligations granted by the applicable Rating Agency from each Rating Agency then Rating the affected Series of Investor Certificates;

                          (iv)    except during an Investment Period,
                          investments in money market funds having a rating not lower than the highest investment category for short term unsecured debt obligations granted by the applicable Rating Agency from each Rating Agency then Rating the affected Series of Investor Certificates or otherwise approved in writing by each of such Rating Agencies;

                          (v) repurchase obligations (x) with respect to any security that is a direct obligation of, or fully guaranteed by, the United States of America or any agency or instrumentality thereof the obligations of which are backed by the full faith and credit of the United States of America, in either case entered into with (A) a depository institution or trust company (acting as principal) described in clause (ii) or (B) a depository institution or trust company the deposits of which are insured by FDIC or (y) the counterparty for which has a rating not lower than the highest investment category for short term unsecured debt obligations granted by the applicable Rating Agency from each Rating Agency then Rating the affected Series of Investor Certificates, the collateral for which is held by a custodial bank for the benefit of the Trust or the Indenture Trustee, is marked to market daily and is maintained in an amount that exceeds the amounts of such repurchase obligation, and which required liquidation of the collateral immediately upon the amount of such collateral being less than the amount of such repurchase obligation (unless the counterparty immediately satisfies the repurchase obligation upon being notified of such shortfall); or

                          (vi) commercial paper master notes where the issuer has, at the time of the Master Trust's investment or contractual commitment to invest therein, a rating not lower than the highest investment category for short term unsecured debt obligations granted by the applicable Rating Agency from each Rating Agency then Rating the affected Series of Investor Certificates; and

                 (b) any other investment consisting of a financial asset that by its terms converts to cash within a finite period of time, provided that the Rating Agency Condition is satisfied.

                 "Excess Seller's Percentage" shall mean, with respect to any Due Period commencing after the 1990 Trust Termination Date, a percentage (which percentage shall never be less than 0% nor more than 100%) equal to the excess of (a) the Seller's Percentage for such Due Period, over (b) the percentage equivalent (which percentage shall never be less than 0% nor more than 100%) of a fraction, the numerator of which is the sum of (i) the Available Subordinated Amount as of the end of the related Transfer Date and
(ii) the Negative Carry Subordinated Amount, as of the end of such Transfer Date (minus the product of (A) the amount of funds, if any, on deposit in the Negative Carry Reserve Fund as of the end of such Transfer Date and (B) 1.00 plus the Subordinated Percentage) and the denominator of which is the product of (x) the sum of the aggregate principal amount of Dealer Notes in the Master Trust and the aggregate principal amount of funds on deposit in the Excess Funding Account, both as of the end of the immediately preceding Due Period and
(y) the Series 1997-1 Allocation Percentage for the Due Period for which the Excess Seller's Percentage is being calculated.

                 "Excess Seller's Principal Collections" shall mean, with respect to any Business Day during a Due Period commencing after the 1990 Trust Termination Date, the product of (a) Series Allocable Principal Collections for such Business Day and (b) the Excess Seller's Percentage for such Due Period.

                 "Expected Payment Date" shall mean the_____, 200__ Distribution Date.

                 "Floating Allocation Percentage" shall mean, with respect to any Due Period commencing after the 1990 Trust Termination Date, the percentage equivalent (which percentage shall never exceed 100%) of a fraction, the numerator of which is the Invested Amount as of the immediately preceding Distribution Date (after giving effect to all increases and reductions thereof on such Distribution Date) and the denominator of which is the product of (a) the sum of the aggregate principal amount of Dealer Notes in the Master Trust and the aggregate principal amount of funds on deposit in the Excess Funding Account, both as of the end of the immediately preceding Due Period, and (b) the Series 1997-1 Allocation Percentage for the Due Period for which the Floating Allocation Percentage is being calculated.

                 "Fully Funded Date" shall mean the first Distribution Date falling in an Investment Period on which the amount on deposit in the Series Principal Account (excluding any investment earnings) equals the Invested Amount and the cumulative amount of funds deposited in the Negative Carry Reserve Fund (excluding any investment earnings) equals the Negative Carry Reserve Fund Required Amount (without giving effect to the proviso in the definition thereof).

                 "Initial Invested Amount" shall mean $__________.

                 "Initial Spread Account Required Amount" shall mean the Projected Spread as of the 1990 Trust Termination Date.

                 "Invested Amount" shall mean, with respect to any Distribution Date, an amount (which shall never be less than zero) equal to the Initial Invested Amount, minus the sum of (a) the aggregate amount of payments of principal in respect of the Series 1997-1 Certificates made to Series 1997-1 Certificateholders on or prior to such Distribution Date, (b) the aggregate amount of Investor Charge-Offs not reimbursed pursuant to Section 4.04(a)(iv) on or prior to such Distribution Date, (c) the aggregate amount of Series Principal Account Losses on or prior to such Distribution Date and (d) the aggregate Early Distribution Amounts made on or prior to such Distribution Date.

                 "Investment Event" shall have the meaning specified in Section 7.01.

                 "Investment Income" shall mean, for any Distribution Period with respect to Series 1997-1, the sum of (i) income during such Distribution Period from the investment of funds on deposit in the Series Principal Account, the Spread Account, and the Negative Carry Reserve Fund and (ii) the product of
(a) the Series Allocation Percentage for such Distribution Period and (b) income from the investment of funds on deposit in the Collections Account and the Excess Funding Account.

                 "Investment Period" shall mean the period beginning at the close of business on the Investment Period Commencement Date, and ending upon the earliest to occur of (a) the payment in full to the Series 1997-1 Certificateholders of the Invested Amount, (b) the Series Termination Date and
(c) the commencement of an Early Amortization Period.

                 "Investment Period Commencement Date" shall mean the Business Day immediately preceding the date on which an Investment Event is deemed to have occurred.

                 "Investment Period Shortfall Amount" shall have the meaning specified in Section 4.08(e).

                 "Investor Charge-Off" shall have the meaning specified in
Section 4.06.

                 "Investor Dealer Note Losses" shall mean, with respect to any Due Period commencing after the 1990 Trust Termination Date, the product of (a) the Floating Allocation Percentage for such Due Period and (b) Series Allocable Dealer Note Losses for such Due Period.

                 "Investor Finance Charge Collections" shall mean, with respect to any Due Period commencing after the 1990 Trust Termination Date, an amount equal to the product of (a) the Floating Allocation Percentage for such Due Period and (b) Series Allocable Finance Charge Collections for such Due Period.

                 "Investor Principal Collections" shall mean, with respect to any Business Day after the 1990 Trust Termination Date, the sum of (a) the product of (i) with respect to the Revolving Period, the Floating Allocation Percentage and with respect to the Accumulation Period, any Investment Period or any Early Amortization Period, the Principal Allocation Percentage, in either case for the Due Period in which such Business Day occurs and (ii) Series Allocable Principal Collections for such Business Day and (b) on any Transfer Date, the amount, if any, of Available Certificateholder Interest Collections treated as Investor Principal Collections pursuant to Sections 4.04(a)(iii) and (iv).

                 "Investor Servicing Fee" shall have the meaning specified in
Section 3.01.

                 "LIBOR" shall mean (a) prior to the 1990 Trust Termination Date, the one-month London interbank offered rate as determined by the 1990 Trust Trustee in accordance with the 1990 Trust Agreement, and (b) after the 1990 Trust Termination Date, the interest rate determined by the Master Trust Trustee in accordance with the following provisions:

                 (i) On each LIBOR Determination Date, LIBOR will be determined on the basis of the offered rates for deposits in United States Dollars having a one month maturity, which appear on the Reuters Screen LIBO Page as of 11:00 A.M., London time, on such LIBOR Determination Date. Such posted offered rates are for value on the second Business Day after which dealings in deposits in United States Dollars are transacted in the London interbank market. If at least two such offered rates appear on the Reuters Screen LIBO Page, the rate in respect of such LIBOR Determination Date will be the arithmetic mean (rounded, if necessary, to the nearest one hundred-thousandth of a percent) of such offered rates as determined by the Master Trust Trustee. If fewer than two offered rates appear, LIBOR in respect of such LIBOR Determination Date will be determined as if the parties had specified the rate described in (ii) below.

                 (ii) On any LIBOR Determination Date on which fewer than two offered rates appear on the Reuters Screen LIBO Page as specified in (i) above, LIBOR will be determined on the basis of the rates at which deposits in United States Dollars are offered by the Reference Banks at approximately 11:00 A.M., London time, on such LIBOR Determination Date to prime banks in the London interbank market, having a one month maturity, such deposits commencing on the second Business Day immediately following such LIBOR Determination Date and in a principal amount of not less than U.S. $1,000,000 that is representative for a single transaction in such market at such time. The Master Trust Trustee will request the principal London office of each of such Reference Banks to provide a quotation of its rate. If at least two such quotations are provided, LIBOR in respect of such LIBOR Determination Date will be the arithmetic mean (rounded, if necessary, to the nearest one hundred-thousandth of a percent) of such quotations. If fewer than two quotations are provided, LIBOR in respect of such LIBOR Determination Date will be the arithmetic mean (rounded, if necessary, to the nearest one hundred-thousandth of a percent) of the rates quoted by three major banks in The City of New York selected by the Master Trust Trustee at approximately 11:00 A.M., New York City time, on such LIBOR Determination Date for loans in United States Dollars to leading European banks, having a one month maturity, such loans commencing on the second Business Day immediately following such LIBOR Determination Date and in a principal amount of not less than U.S. $1,000,000 that is representative for a single transaction in such market at such time, provided, however, that if the banks in The City of New York selected as aforesaid by the Master Trust Trustee are not quoting as mentioned in this sentence, LIBOR with respect to such LIBOR Determination Date will be LIBOR in effect immediately prior to such LIBOR Determination Date.

                 "LIBOR Determination Date" shall mean, with respect to any Distribution Period, the date which is two Business Days prior to the start of such Distribution Period.

                 "Liquidity Reserve Account" shall have the meaning specified in Section 4.02(d)(i).

                 "Maximum Subordinated Amount" shall mean, with respect to any Transfer Date related to a Due Period commencing after the 1990 Trust Termination Date, the product of (a) the Invested Amount as of the preceding Distribution Date and (b) the Subordinated Percentage; provided, however, that with respect to a Transfer Date related to a Due Period occurring during an Early Amortization Period, the Maximum Subordinated Amount shall not decline until the Invested Amount equals the Maximum Subordinated Amount, and thereafter the Maximum Subordinated Amount shall equal the Invested Amount.

                 "Minimum Negative Carry Required Amount" shall mean, on any LIBOR Determination Date after the Fully Funded Date, with respect to any Transfer Date occurring on or after the Fully Funded Date, an amount equal to the product of (a) three and (b) the Projected Investment Shortfall for such LIBOR Determination Date.

                 "Minimum Series 1997-1 Seller's Interest" shall mean, with respect to any Business Day after the 1990 Trust Termination Date, the sum of
(a) the Available Subordinated Amount as of the end of the preceding Transfer Date, (b) the Negative Carry Subordinated Amount as of the end of the preceding Transfer Date (minus the product of (i) 1.00 plus the Subordinated Percentage and (ii) the amount of funds, if any, on deposit in the Negative Carry Reserve Fund as of the end of the preceding Business Day) and (c) the Required Excess Seller Interest as of the end of the preceding Distribution Date.

                 "Monthly Interest" shall mean, with respect to each Transfer Date related to a Distribution Period, an amount equal to the product of (a) the Certificate Rate for such Distribution Period and (b) the Invested Amount as of the preceding Distribution Date (or the Initial Invested Amount with respect to the first Transfer Date) and (c) a fraction, which (i) with respect to the first Transfer Date, shall be equal to __ divided by 360 and (ii) with respect to each subsequent Transfer Date, shall be equal to the actual number of days in the related Distribution Period divided by 360.

                 "Monthly Servicing Fee" shall have the meaning specified in
Section 3.01.

                 "Negative Carry Reserve Fund" shall have the meaning specified in Section 4.02(c)(i).

                 "Negative Carry Reserve Fund Deposit Amount" shall mean, with respect to each Transfer Date, the excess, if any, of (a) the lesser of (i) the Negative Carry Reserve Fund Required Amount for such Transfer Date and (ii) the result of (A) the Negative Carry Subordinated Amount as of the end of the preceding Transfer Date divided by (B) 1.00 plus the Subordinated Percentage over (b) the amount of funds on deposit in the Negative Carry Reserve Fund prior to such Transfer Date (after giving effect to any amounts that have been withdrawn prior to such date).

                 "Negative Carry Reserve Fund Required Amount" means, with respect to each Transfer Date, an amount equal to the sum of (a) the product of
(i) ___ basis points, (ii) the Invested Amount as of the preceding Distribution Date, and (iii) the number of Due Periods remaining until the Expected Payment Date and (b) an amount equal to the product of .___% and the Invested

Amount as of the preceding Distribution Date; provided, however, that from and after the Fully Funded Date, the Negative Carry Reserve Fund Required Amount shall be zero.

                 "Negative Carry Subordinated Amount" shall mean, (a) on any Transfer Date related to a Due Period occurring prior to the commencement of the Accumulation Period, any Early Amortization Period or any Investment Period, an amount equal to the product of (i) the Negative Carry Reserve Fund Required Amount and (ii) 1.00 plus the Subordinated Percentage and (b) at the beginning of each Transfer Date thereafter, an amount equal to the Negative Carry Subordinated Amount as of the end of the immediately preceding Transfer Date (after giving effect to all reductions in the Negative Carry Subordinated Amount on such preceding Transfer Date).

                 "New Vehicle Monthly Interest Rate" shall mean, with respect to any Due Period, the product of (a) the per annum rate of interest and finance charges billed by NFC during such Due Period on New Vehicle Dealer Notes and (b) the quotient of (i) the number of days during such Due Period and
(ii) the actual number of days in the related calendar year.

                 "Portfolio Yield" shall mean, with respect to any Due Period, the product of (a) the quotient of (i) Finance Charges for such Due Period and
(ii) the daily average principal amount of Dealer Notes outstanding during such Due Period and (b) a fraction, the numerator of which is 365 and the denominator of which is the actual number of days elapsed during such Due Period. Portfolio Yield shall be expressed as a percentage, and shall be rounded to the nearest one-hundredth of a percentage point.

                 "Principal Allocation Percentage" shall mean, with respect to any Due Period commencing on or after the 1990 Trust Termination Date and occurring during the Accumulation Period, any Investment Period or any Early Amortization Period, the percentage equivalent (which percentage shall never exceed 100%) of a fraction, the numerator of which is the Invested Amount as of the end of the Revolving Period and the denominator of which is equal to the product of (a) the sum of the aggregate amount of Dealer Notes in the Master Trust and the aggregate principal amount of funds on deposit in the Excess Funding Account, both as of the end of the Revolving Period and (b) the Series 1997-1 Allocation Percentage for the Due Period for which the Principal Allocation Percentage is being calculated.

                 "Principal Shortfall" shall mean, with respect to Series 1997-1, the Series 1997-1 Principal Shortfall.

                 "Projected Dealer Note Income" shall mean, on any Transfer Date after the 1990 Trust Termination Date, an amount equal to the sum of (a) the product of (i) the principal amount of Dealer Notes financing new vehicles outstanding on such Transfer Date, (ii) the New Vehicle Monthly Interest Rate for the Due Period in which such Transfer Date occurs and (iii) the Series 1997-1 Allocation Percentage for such Due Period and (b) the product of (i) the principal amount of Dealer Notes financing used vehicles outstanding on such Transfer Date, (ii) the Used Vehicle Monthly Interest Rate for such Due Period and (iii) the Series 1997-1 Allocation Percentage for such Due Period.

                 "Projected Investment Income" shall mean, on any LIBOR Determination Date after the Fully Funded Date with respect to the related Distribution Period, the product of (a) the sum of the amount of funds on deposit on such LIBOR Determination Date in each of the Spread Account and the Series Principal Account and the Series 1997-1 Allocation Percentage of the amount of funds on deposit in the Excess Funding Account (to the extent any such amounts are not required to be paid on the following Distribution Date) and (b) an amount equal to (i) the lesser of (A) LIBOR as of such LIBOR Determination Date minus 0.125% and (B) the 30-day AA Federal Reserve commercial paper composite rate, expressed on a money-market yield basis, minus 0.125% multiplied by (ii) the result of (A) the number of days during the related Distribution Period divided by (B) 360.

                 "Projected Investment Shortfall" shall mean, on any LIBOR Determination Date after the 1990 Trust Termination Date with respect to the related Distribution Period, the positive amount, if any, by which (a) Projected Monthly Interest for such Distribution Period exceeds (b) Projected Investment Income for such Distribution Period.

                 "Projected Monthly Interest" shall mean, on any LIBOR Determination Date after the 1990 Trust Termination Date with respect to the related Distribution Period, an amount equal to the product of (a) the Certificate Rate for such Distribution Period, (b) the Invested Amount as of the immediately preceding Distribution Date (minus, if the following Distribution Date is an Early Distribution Date, the aggregate Early Distribution Amounts to be paid on such following Early Distribution Date) and
(c) the result of (i) the actual number of days in such Distribution Period divided by (ii) 360.

                 "Projected Monthly Servicing Fee" shall mean, on any Transfer Date after the 1990 Trust Termination Date with respect to the Due Period in which such Transfer Date occurs, an amount equal to one-twelfth of the product of (a) 1%, (b) the aggregate principal amount of Dealer Notes as of such Transfer Date, (c) the Series 1997-1 Allocation Percentage for the Due Period related to such Transfer Date and (d) the Floating Allocation Percentage for the Due Period related to such Transfer Date.

                 "Projected Spread" shall mean, on any Transfer Date after the 1990 Trust Termination Date with respect to the Distribution Period next following the Distribution Period to which such Transfer Date relates and prior to the Fully Funded Date, the sum of (a) the positive amount, if any, by which
(i) the sum of (A) Projected Monthly Interest for such Distribution Period, and
(B) the Projected Monthly Servicing Fee for the Due Period in which such Transfer Date occurs exceeds (ii) the Projected Dealer Note Income as of such Transfer Date and (b) 1.25% of the Invested Amount as of the preceding Distribution Date.

                 "Reassignment Amount" shall mean, with respect to any Distribution Date, after giving effect to any deposits and distributions otherwise to be made on such Distribution Date, the sum of (a) the Invested Amount on such Distribution Date, and (b) accrued and unpaid interest thereon.

                 "Reference Banks" shall mean the principal London offices of Morgan Guaranty Trust Company of New York, Swiss Bank Corporation and Barclays Bank PLC.

                 "Remaining Available Seller's Principal Calculations" shall have the meaning specified in Section 4.08(d).

                 "Required Excess Seller Interest" shall mean, with respect to any Business Day, 3.0% of the Invested Amount as of the end of the preceding Distribution Date (and such percentage shall be the "Required Excess Seller Interest Percentage").

                 "Required Subordinated Amount" shall mean, with respect to any Transfer Date related to a Due Period commencing after the 1990 Trust Termination Date, an amount equal to ____% of the Maximum Subordinated Amount as of such Transfer Date.

                 "Revolving Due Period" shall have the meaning specified in
Section 4.12.

                 "Revolving Period" shall mean, unless an Investment Event or an Early Amortization Event shall have occurred prior thereto, the period beginning on the 1990 Trust Termination Date and ending on the earlier of (a) the close of business on the Business Day immediately preceding the Accumulation Period Commencement Date, (b) the close of business on the Investment Period Commencement Date and (c) the close of business on the Business Day immediately preceding the day on which an Early Amortization Event occurs.

                 "Seller's Percentage" shall mean, with respect to any Due Period commencing after the 1990 Trust Termination Date, 100% minus (a) the Floating Allocation Percentage for such Due Period, when used with respect to Finance Charge Collections and Dealer Note Losses at all times or Principal Collections during the Revolving Period, and (b) the Principal Allocation Percentage for such Due Period, when used with respect to Principal Collections during the Accumulation Period, any Investment Period or any Early Amortization Period.

                 "Seller's Principal Collections" shall mean, with respect to any Business Day after the 1990 Trust Termination Date, an amount equal to the sum of (a) Available Seller's Principal Collections for such Business Day and
(b) Excess Seller's Principal Collections for such Business Day.

                 "Series 1997-1" shall mean the Series of Investor Certificates, the terms of which are specified in this Series Supplement.

                 "Series 1997-1 Accounts" shall mean, collectively, the Series Principal Account, the Distribution Account maintained for the Series 1997-1 Certificateholders, the Liquidity Reserve Account, the Negative Carry Reserve Fund and the Spread Account.

                 "Series 1997-1 Accumulation Period Principal Shortfall" shall mean, with respect to any Business Day occurring during the Accumulation Period, the excess, if any, of the Controlled Deposit Amount for the Due Period in which such Business Day occurs over the amount of Investor Principal Collections deposited in the Series Principal Account on such Business Day when added to the amount of Investor Principal Collections previously deposited in the Series Principal Account during such Due Period.

                 "Series 1997-1 Allocation Percentage" shall mean the Series Allocation Percentage with respect to Series 1997-1.

                 "Series 1997-1 Certificateholders" shall mean the holders of Series 1997-1 Certificates.

                 "Series 1997-1 Certificateholders' Interest" shall mean that portion of the Certificateholders' Interest evidenced by the Series 1997-1 Certificates.

                 "Series 1997-1 Certificates" shall mean any one of the certificates executed by the Seller and authenticated by the Master Trust Trustee, substantially in the form of Exhibit A.

                 "Series 1997-1 Principal Shortfall" shall equal either (a) with respect to any Business Day occurring during the Accumulation Period, the Series 1997-1 Accumulation Period Principal Shortfall or (b) with respect to any Business Day during any Early Amortization Period or Investment Period, the excess, if any, of the Invested Amount (reduced by (i) amounts on deposit in the Series Principal Account and (ii) the aggregate amount of Series Principal Account Losses for the Distribution Period in which such Business Day occurs) as of the immediately preceding Distribution Date over Investor Principal Collections for such Business Day.

                 "Series 1997-1 Rating Agency Condition" shall mean, with respect to any action, that each Rating Agency shall have notified the Seller, the Servicer, and the Master Trust Trustee in writing that such action will not result in a reduction or withdrawal of the rating of the Series 1997-1 Certificates with respect to which it is a Rating Agency.

                 "Series 1997-1 Shared Principal Collections" shall have the meaning specified in Section 4.09(b).

                 "Series 1997-1 Shared Seller Principal Collections" shall have the meaning specified in Section 4.08(d)(iv).

                 "Series Allocable Dealer Note Losses" shall mean, with respect to any Due Period commencing after the 1990 Trust Termination Date, the product of (a) the Series 1997-1 Allocation Percentage for such Due Period and (b) Dealer Note Losses for such Due Period.

                 "Series Allocable Finance Charge Collections" shall mean, with respect to any Due Period, the product of (a) the Series 1997-1 Allocation Percentage for such Due Period and (b) the amount of Finance Charge Collections for such Due Period.

                 "Series Allocable Principal Collections" shall mean, with respect to any Business Day, the sum of (a) the product of (i) the Series 1997-1 Allocation Percentage for the related Due Period and (ii) the amount of Principal Collections deposited in the Collections Account on such Business Day and (b) if the Accumulation Period Commencement Date occurs on such Business Day, the product of (i) the Series 1997-1 Allocation Percentage for such Due Period and (ii) the amount of funds on deposit in the Excess Funding Account on such Accumulation Period Commencement Date.

                 "Series Invested Amount" shall mean, with respect to Series 1997-1, the Invested Amount.

                 "Series Principal Account" shall have the meaning specified in
Section 4.02(a)(i).

                 "Series Principal Account Losses" shall mean losses of principal on investment of funds in the Series Principal Account.

                 "Series Termination Date" shall mean the ______, 20__ Distribution Date.

                 "Special Servicer Agent" shall have the meaning specified in
Section 4.02(f).

                 "Specified Accumulation Period Commencement Date" shall mean _______, 200__.

                 "Spread Account" shall have the meaning specified in Section 4.02(b)(i).

                 "Spread Account Deposit Amount" shall mean, with respect to any Transfer Date prior to the Fully Funded Date, the amount, if any, by which the Projected Spread exceeds the amount of funds on deposit in the Spread Account.

                 "Subject Month" shall have the meaning specified in Section
4.12.

                 "Subordinated Percentage" shall mean ___%.

                 "Turnover" shall have the meaning specified in Section
7.01(i).

                 "Used Vehicle Monthly Interest Rate" shall mean, with respect to any Due Period, the product of (i) the per annum rate of interest and finance charges billed by NFC during such Due Period on Used Vehicle Dealer Notes and (ii) the quotient of (a) a number equal to the number of days during such Due Period and (b) the actual number of days in the related calendar year.

                 (b) Notwithstanding anything to the contrary in this Series Supplement or the Agreement, the term "Rating Agency" shall mean, whenever used in this Series Supplement or the Agreement with respect to Series 1997-1, Moody's and Standard & Poor's. As used in this Series Supplement and in the Agreement with respect to Series 1997-1, "highest investment category" shall mean (i) in the case of Standard & Poor's, A-1+ or AAA, as applicable, and (ii) in the case of Moody's, P-1 or Aaa, as applicable.

                 (c) All capitalized terms used herein and not otherwise defined herein have the same meanings ascribed to them in the Agreement.

                 (d) The words "hereof," "herein" and "hereunder" and words of similar import when used in this Series Supplement shall refer to this Series Supplement as a whole and not to any particular provision of this Series Supplement; references to any Article, Section or Exhibit are references to Articles, Sections and Exhibits in or to this Series Supplement unless otherwise specified; and the term "including" means "including without limitation."

                 (e) As used in this Series Supplement, references to the Available Subordinated Amount "as of the end" of a Transfer Date and the Negative Carry Subordinated Amount "as of the end" of a Transfer Date shall mean the Available Subordinated Amount or the Negative Carry

Subordinated Amount, each as of such Transfer Date, after giving effect to all increases and reductions thereof pursuant to Article IV hereof.


                 (f) As used in this Series Supplement, accounting terms which are not defined, and accounting terms partly defined, herein shall have the respective meanings given to them under generally accepted accounting principles as in effect on the date hereof. To the extent that the definitions of accounting terms in this Series Supplement are inconsistent with the meanings of such terms under generally accepted accounting principles, the definitions contained in this Series Supplement will control.

                 (g) With respect to any Distribution Date or Transfer Date, the "related Due Period" and the "related Distribution Period" will mean the Due Period and Distribution Period, respectively, immediately preceding such Distribution Date or Transfer Date, and the relationships between Due Periods and Distribution Periods will be correlative to the foregoing relationships. With respect to any LIBOR Determination Date, the "related Distribution Period" will mean the Distribution Period beginning on the Distribution Date immediately following such LIBOR Determination Date.

                 (h) Each defined term used in this Series Supplement has a comparable meaning when used in its plural or singular form. Each gender-specific term used in this Series Supplement has a comparable meaning whether used in a masculine, feminine or gender-neutral form.

                                  ARTICLE III
                                 SERVICING FEE

         SECTION 3.01 Servicing Compensation. The monthly servicing fee (the "Monthly Servicing Fee") shall be payable to the Servicer, in arrears, on each Distribution Date in respect of a Due Period (or portion thereof) commencing after the 1990 Trust Termination Date and occurring prior to the earlier of the first Distribution Date following the Series Termination Date and the first Distribution Date on which the Invested Amount is zero, in an amount equal to one-twelfth of the result of (a) 1% multiplied by (b) the aggregate principal amount of Dealer Notes outstanding as of the last day of such Due Period and multiplied by (c) the Series 1997-1 Allocation Percentage with respect to such Due Period; provided, however, that the Monthly Servicing Fee shall be zero with respect to each Due Period following the Fully Funded Date. The share of the Monthly Servicing Fee allocable to the Series 1997-1 Certificateholders with respect to any Transfer Date (the "Investor Servicing Fee") shall be equal to the product of (a) the Monthly Servicing Fee and (b) the Floating Allocation Percentage with respect to such Due Period. The remainder of the Monthly Servicing Fee shall be paid by the Seller and in no event shall the Master Trust, the Master Trust Trustee or the Series 1997-1 Certificateholders be liable for the share of the Monthly Servicing Fee to be paid by the Seller; and the remainder of the Servicing Fee shall be paid by the Seller and the Investor Certificateholders of other Series and the Series 1997-1 Certificateholders shall in no event be liable for the share of the Servicing Fee to be paid by the Seller or the Investor Certificateholders of other Series. The Investor Servicing Fee shall be payable to the Servicer solely to the extent amounts are available for distribution in accordance with the terms of this Series Supplement.

                 The Servicer will be permitted, in its sole discretion, to waive the Monthly Servicing Fee for any Distribution Date by notice to the Master Trust Trustee on or before the related

Determination Date; provided, however, that the Servicer believes that sufficient Series Allocable Finance Charge Collections will be available on any future Distribution Date to pay the Investor Servicing Fee relating to the waived Monthly Servicing Fee. If the Servicer so waives the Monthly Servicing Fee for any Distribution Date, the Monthly Servicing Fee and the Investor Servicing Fee for such Distribution Date shall be deemed to be zero for all purposes of this Series Supplement and the Agreement; provided, however, that such Investor Servicing Fee shall be paid on a future date solely to the extent amounts are available therefor pursuant to Section 4.04(a)(vi); and provided further that, to the extent any such waived Investor Servicing Fee is so paid, the related portion of the Monthly Servicing Fee to be paid by the Seller shall be paid by the Seller to the Servicer.

                                   ARTICLE IV
                   RIGHTS OF SERIES 1997-1 CERTIFICATEHOLDERS
                 AND ALLOCATION AND APPLICATION OF COLLECTIONS

                 SECTION 4.01 Rights of the Series 1997-1 Certificateholders. The Series 1997-1 Certificates shall represent fractional undivided interests in the Master Trust, consisting of the right to receive, to the extent necessary to make the required payments with respect to the Series 1997-1 Certificates at the times and in the amounts specified in this Series Supplement, Collections allocated to Series 1997-1 pursuant to Article IV of the Agreement and this Article IV, funds on deposit in the Collections Account and the Excess Funding Account allocable to Series 1997-1 Certificateholders pursuant to Article IV of the Agreement and this Article IV, and funds on deposit in the Series 1997-1 Accounts (collectively, the "Series 1997-1 Certificateholders' Interest"), it being understood that the Series 1997-1 Certificates shall not represent any interest in any Series Account or Enhancement for the benefit of any other Series or Class. The Servicer shall apply, or instruct the Master Trust Trustee to apply, all funds on deposit in the Collections Account and Excess Funding Account allocable to the Series 1997-1 Certificates, and all funds on deposit in the Series Principal Account, the Spread Account, the Negative Carry Reserve Fund and the Distribution Account maintained for the Series 1997-1 Certificateholders, as described in this Article IV.

         SECTION 4.02 Establishment of Series Principal Account, Spread Account, Negative Carry Reserve Fund and Liquidity Reserve Account.

                 (a)      Series Principal Account.

                          (i) On or prior to the commencement of an Investment Period, an Early Amortization Period or the Accumulation Period, the Master Trustee, for the benefit of the Series 1997-1 Certificateholders, shall establish and maintain in the name of the Master Trust an Eligible Deposit Account bearing a designation clearly indicating that the funds deposited therein are held for the benefit of the Series 1997-1 Certificateholders (the "Series Principal Account"). The Master Trust Trustee shall possess all right, title and interest in all funds on deposit from time to time in the Series Principal Account and in all proceeds thereof. Pursuant to authority granted to it pursuant to Section 3.01(b) of the Agreement, the Servicer shall have the revocable power to instruct the Master Trust Trustee to withdraw funds from the Series Principal Account for the purpose of carrying out the duties of the Servicer under this Series Supplement and the Agreement. The Servicer at all times shall maintain accurate records reflecting each transaction in the Series Principal Account.

                          (ii) Funds on deposit in the Series Principal Account overnight or for a longer period shall at all times be invested in Eligible Investments at the direction of the Servicer or its agent, subject to the restrictions set forth in the Agreement and subject to the requirement that each such Eligible Investment shall have a stated maturity on or prior to the following Transfer Date (or such longer maturity as shall be allowed upon satisfaction of the Series 1997-1 Rating Agency Condition). Net interest and earnings (less investment expenses) on funds on deposit in the Series Principal Account, if any, shall be allocated and distributed as provided in
         Section 4.03(a) or Section 4.04, as applicable.

                 (b)      Spread Account.

                          (i) On or prior to the 1990 Trust Termination Date, the Master Trust Trustee, for the benefit of the Series 1997-1 Certificateholders, shall cause to be established and maintained in the name of the Master Trust, an Eligible Deposit Account bearing a designation clearly indicating that the funds deposited therein are held for the benefit of the Series 1997-1 Certificateholders (the "Spread Account"). The Master Trust Trustee shall possess all right, title and interest in all funds on deposit from time to time in the Spread Account and in all proceeds thereof. Pursuant to authority granted to it pursuant to Section 3.01(b) of the Agreement, the Servicer shall have the revocable power to instruct the Master Trust Trustee to withdraw funds from the Spread Account for the purpose of carrying out the duties of the Servicer under this Series Supplement and the Agreement. The Servicer at all times shall maintain accurate records reflecting each transaction in the Spread Account. As of the 1990 Trust Termination Date, the Servicer shall cause to be deposited in the Spread Account an amount equal to the lesser of (A) the Projected Spread as of the immediately preceding Transfer Date and (B) the amount of funds on deposit in the 1990 Trust Spread Account multiplied by a fraction, the numerator of which is the Projected Spread as of the immediately preceding Transfer Date, and the denominator of which is the projected spreads as of the immediately preceding Transfer Date for all outstanding Series which have spread accounts.

                          (ii) Funds on deposit in the Spread Account overnight or for a longer period shall at all times be invested in Eligible Investments at the direction of the Servicer or its agent, subject to the restrictions set forth in the Agreement and subject to the requirement that each such Eligible Investment shall have a stated maturity on or prior to the following Transfer Date. Net interest and earnings (less investment expenses) on funds on deposit in the Spread Account, if any, shall be allocated and distributed as provided in
         Section 4.04.

                          (iii) On any Transfer Date related to a Due Period commencing after the 1990 Trust Termination Date on which the amount of funds on deposit in the Spread Account is greater than the Projected Spread on such Transfer Date, the Servicer shall withdraw the amount of such excess from the Spread Account and allocate and pay such excess to the Seller. On the Transfer Date related to the Due Period which follows the Fully Funded Date, the Servicer shall withdraw the amount of funds on deposit in the Spread Account and allocate and pay such amount to the Seller.

                          (iv) Upon the commencement of and during an Investment Period or an Early Amortization Period, the Master Trust Trustee will deposit all funds in the Spread Account into the Liquidity Account, and no additional funds shall be deposited into the Spread Account.

                 (c)      Negative Carry Reserve Fund.

                          (i) On or prior to the commencement of an Investment Period, an Early Amortization Period or the Accumulation Period, the Master Trust Trustee, for the benefit of the Series 1997-1 Certificateholders, shall establish and maintain in the name of the Master Trust Trustee, on behalf of the Master Trust, an Eligible Deposit Account bearing a designation clearly indicating that the funds deposited therein are held for the benefit of the Series 1997-1 Certificateholders (the "Negative Carry Reserve Fund"). The Master Trust Trustee shall possess all right, title and interest in all funds on deposit from time to time in the Negative Carry Reserve Fund and in all proceeds thereof. Pursuant to authority granted to it pursuant to
         Section 3.01(b) of the Agreement, the Servicer shall have the revocable power to instruct the Master Trust Trustee to withdraw funds from the Negative Carry Reserve Fund for the purpose of carrying out the duties of the Servicer under this Series Supplement and the Agreement. The Servicer at all times shall maintain accurate records reflecting each transaction in the Negative Carry Reserve Fund.

                          (ii) Funds on deposit in the Negative Carry Reserve Fund overnight or for a longer period shall at all times be invested in Eligible Investments at the direction of the Servicer or its agent, subject to the restrictions set forth in the Agreement and subject to the requirement that each such Eligible Investment shall have a stated maturity on or prior to the following Transfer Date.
         Net interest and earnings (less investment expenses) on funds on deposit in the Negative Carry Reserve Fund, if any, shall be allocated and distributed as provided in Section 4.03(a) or Section 4.04, as applicable.

                 (d)      Liquidity Reserve Account.

                          (i) The Master Trust Trustee, for the benefit of the Seller, shall establish on or prior to the commencement of an Early Amortization Period or an Investment Period and maintain or cause to be established and maintained in the name of the Master Trust Trustee, an Eligible Deposit Account bearing a designation clearly indicating that the funds deposited therein are held for the benefit of the Seller (the "Liquidity Reserve Account"). The Seller shall possess all right, title and interest in all funds on deposit from time to time in the Liquidity Reserve Account and in all proceeds thereof; provided, however, that no funds on deposit in the Liquidity Reserve Account shall be paid to the Seller if such payment would reduce the funds in such account below an amount equal to the Available Subordinated Amount. Pursuant to authority granted to it pursuant to Section 3.01(b) of the Agreement, the Servicer shall have the revocable power to instruct the Master Trust Trustee to withdraw funds from the Liquidity Reserve Account for the purpose of fulfilling the obligations of the Seller under this Series Supplement and the Agreement. The Servicer at all times shall maintain accurate records reflecting transactions in the Liquidity Reserve Account.

                          (ii) Funds on deposit in the Liquidity Reserve Account overnight or for a longer period shall at all times be invested in Eligible Investments at the direction of the Seller or its agent, subject to the restrictions set forth in the Agreement. Any Eligible Investment with a stated maturity shall mature on or prior to the following Transfer Date. All net interest and earnings (less investment expenses) on funds on deposit in the Liquidity Reserve Account, if any, shall be paid to the Seller. On any Transfer Date commencing after the 1990 Trust Termination Date on which the amount on deposit in the Liquidity Reserve Account exceeds the Available Subordinated Amount as of the end of such Transfer Date, the Servicer shall withdraw the amount of such excess from the Liquidity Reserve Account and allocate and pay such excess to the Seller.

                 (e) Replacement Series 1997-1 Accounts. If, at any time, any of the Series 1997-1 Accounts ceases to be an Eligible Deposit Account, the Master Trust Trustee (or the Servicer on its behalf) shall upon the earlier of
(a) 30 calendar days, or (b) the next Determination Date, establish a new Series 1997-1 Account meeting the conditions specified in paragraphs (a), (b),
(c) or (d) above, as applicable, as an Eligible Deposit Account and shall transfer any cash and/or any investments to such new Series 1997-1 Account. Neither the Seller, the Servicer nor any person or entity claiming by, through or under the Seller, the Servicer or any such person or entity shall have any right, title or interest in, or any right to withdraw any amount from, any Series 1997-1 Account, except as expressly provided herein.

                 (f) Special Servicer Agent. Promptly following the commencement of an Investment Period and effective for the duration thereof, the Servicer shall select and appoint an agent, which initially will be the Master Trust Trustee (the "Special Servicer Agent") as the Servicer's agent for purposes of selecting investments as described in this Section 4.02(f). The Special Servicer Agent will be compensated by the Servicer and will be obligated to perform its duties hereunder whether or not it receives such compensation. Notwithstanding any other provision of this Section 4.02 or
Section 4.03 or Section 4.04 of the Agreement, during any Investment Period, funds on deposit in the Series 1997-1 Accounts will be invested at the direction of the Special Servicer Agent in Eligible Investments selected by the Special Servicer Agent, and on each Distribution Date during an Investment Period, the Special Servicer Agent shall deliver a report to the Servicer, the Master Trust Trustee and to each Series 1997-1 Certificateholder which shall state, as of the last day of the related Due Period, the aggregate amount of funds invested by the Special Servicer Agent, a brief description of each Eligible Investment in which such funds are invested and the amount invested in each such Eligible Investment, the rate of interest applicable to each such Eligible Investment and the rating of each such Eligible Investment. The Special Servicer Agent shall not (i) acquire or dispose of Eligible Investments for the primary purpose of recognizing gains or decreasing losses resulting from market value changes or (ii) dispose of Eligible Investments prior to maturity at less than face value. The Special Servicer Agent may be removed at any time by the Servicer; provided that, prior to such removal, (i) a successor Special Servicer Agent shall have been selected by the Servicer and accepted its appointment and (ii) the Series 1997-1 Rating Agency Condition shall have been satisfied prior to the effectiveness of such appointment. So long as the Master Trust Trustee is acting as the Special Servicer Agent, the Special Servicer Agent shall be entitled to the same rights and remedies under the Agreement as the Master Trust Trustee.

         SECTION 4.03 Application of Class A-5 Investor Certificate Collections Prior to the 1990 Trust Termination Date.

                 (a) Class A-5 Investor Certificate Interest Collections. On each Distribution Date related to a Due Period commencing prior to the 1990 Trust Termination Date, the Master Trust Trustee, acting in accordance with instructions from the Servicer, shall apply Class A-5 Investor Certificate Interest Collections for such Due Period and Investment Income for the related Distribution Period in the following amounts and in the following order of priority:

                          (i) Monthly Interest. An amount equal to Monthly Interest for the related Distribution Period plus any Monthly Interest due with respect to any prior Distribution Period not previously distributed to the Series 1997-1 Certificateholders on a prior Distribution Date, plus to the extent permitted by law, interest at the Certificate Rate that has accrued on Monthly Interest that was due pursuant to this clause (i) but was not previously distributed to the Series 1997-1 Certificateholders on a prior Distribution Date shall be deposited in the Distribution Account.

                          (ii) Negative Carry Reserve Fund Deposit Amount. For any Distribution Date related to a Due Period occurring during an Investment Period or an Early Amortization Period, an amount equal to the Negative Carry Reserve Fund Deposit Amount shall be deposited in the Negative Carry Reserve Fund.

                          (iii) Allocation to Seller. Any remaining Class A-5 Investor Certificate Interest Collections for the related Due Period and Investment Income for the related Distribution Period shall be allocated and paid to the Seller.

If during any Investment Period or Early Amortization Period, Class A-5 Investor Certificate Interest Collections for the related Due Period and Investment Income for the related Distribution Period are not sufficient to make all distributions required by Section 4.03(a)(i), the Master Trust Trustee shall withdraw funds from the Negative Carry Reserve Fund to the extent of such insufficiency and apply such funds in the same manner as Class A-5 Investor Certificate Interest Collections pursuant to Section 4.03(a)(i). The Negative Carry Subordinated Amount shall be reduced by the product of (i) the amount so applied and (ii) 1.00 plus the Subordinated Percentage.

                 (b) Class A-5 Investor Certificate Principal Collections. On each Transfer Date related to a Due Period commencing prior to the 1990 Trust Termination Date and occurring during an Investment Period or Early Amortization Period, the Master Trust Trustee, acting in accordance with instructions from the Servicer, shall withdraw from the Collections Account and apply Class A-5 Investor Certificate Principal Collections, if any, for the related Due Period in the following amounts and in the following order of priority:

                          (i) Invested Amount and Negative Carry Reserve Fund. On a pro rata basis between clauses (x) and (y), an amount equal to (x) the excess of the Invested Amount over the amount of all previous deposits to the Series Principal Account pursuant to this
         Section 4.03(b)(i) shall be deposited in the Series Principal Account and (y) the Negative Carry Reserve Fund Deposit Amount (reduced by the amount deposited pursuant to Section 4.03(a)(ii)) shall be deposited in the Negative Carry Reserve Fund.

                          (ii) Allocation to Seller. Any remaining Class A-5 Investor Certificate Principal Collections for such Due Period shall be allocated and paid to the Seller.

         SECTION 4.04 Application of Available Certificateholder Interest Collections After the 1990 Trust Termination Date.

                 (a) Application of Available Certificateholder Interest Collections Prior to the Fully Funded Date. On each Transfer Date related to a Due Period commencing after the 1990 Trust Termination Date but ending prior to the Fully Funded Date, the Master Trust Trustee, acting in accordance with instructions from the Servicer, shall apply Available Certificateholder Interest Collections for such Due Period in the following amounts and in the following order of priority:

                          (i) Investor Servicing Fee. An amount equal to the Investor Servicing Fee for such Due Period (unless such amount has been netted against deposits to the Collections Account or waived) shall be allocated and paid to the Servicer.

                          (ii) Monthly Interest. An amount equal to Monthly Interest for the Distribution Period, plus any Monthly Interest due with respect to any prior Distribution Period but not previously distributed to the Series 1997-1 Certificateholders on a prior Distribution Date, plus to the extent permitted by law, additional interest at the Certificate Rate for such Distribution Period that has accrued on Monthly Interest that was due pursuant to this clause (ii) but was not previously distributed to the Series 1997-1 Certificateholders on a prior Distribution Date shall be deposited in the Distribution Account.

                          (iii) Investor Dealer Note Losses. An amount equal to the Investor Dealer Note Losses, if any, for such Due Period shall be reimbursed by being treated as Investor Principal Collections for such Transfer Date.

                          (iv) Reimbursement of Investor Charge-Offs. An amount equal to the aggregate amount of unreimbursed Investor Charge-Offs, if any, for any prior Due Period shall be reimbursed by being treated as Investor Principal Collections for such Transfer Date.

                          (v) Spread Account Deposit Amount. An amount equal to the Spread Account Deposit Amount, if any, for such Transfer Date shall be deposited into the Spread Account.

                          (vi) Deferred Investor Servicing Fee. An amount equal to the aggregate outstanding amounts of the Investor Servicing Fee which have been previously waived pursuant to Section 3.01 (unless such amounts have been waived again) shall be allocated and paid to the Servicer.

                          (vii) Reinstatement of Available Subordinated Amount. An amount equal to the excess, if any, of the Maximum Subordinated Amount as of the end of the preceding Transfer Date over the Available Subordinated Amount as of the end of the preceding Transfer Date shall be (A) during the Revolving Period or the Accumulation Period, allocated and paid to the Seller or (B) during an Investment Period or an Early Amortization Period, deposited in the Liquidity Reserve Account, and in either case (A) or (B) the

         Available Subordinated Amount shall be reinstated by the amount of such payment or deposit.

                          (viii) Excess Interest Collections. Any remaining Available Certificateholder Interest Collections shall be treated as Excess Interest Collections, and applied pursuant to Section 4.03(f) of the Agreement.

If Available Certificateholder Interest Collections are not sufficient to satisfy each of the applications described in clauses (i) through (vii) above on any Transfer Date, then Excess Interest Collections from other Series allocable to Series 1997-1 will be applied as Available Certificateholder Interest Collections in the priority and the manner described in clauses (i) through (vii) above. If Excess Interest Collections are less than the shortfalls for all Series that provide for allocations of Excess Interest Collections, such Excess Interest Collections shall be allocable to shortfalls for Series 1997-1 and any other Series that so provides pro rata based on the relative amounts of each Series' shortfall.

                 (b) Monthly Interest After the Fully Funded Date. On each Transfer Date related to a Due Period commencing after the Due Period related to the Fully Funded Date, the Master Trust Trustee, acting in accordance with instructions from the Servicer, shall apply Available Certificateholder Interest Collections for such Due Period in an amount equal to Monthly Interest for the Distribution Period, plus any Monthly Interest due with respect to any prior Distribution Period but not previously distributed to the Series 1997-1 Certificateholders on a prior Distribution Date, plus to the extent permitted by law, additional interest at the Certificate Rate that has accrued on Monthly Interest that was due but was not previously distributed to the Series 1997-1 Certificateholders on a prior Distribution Date, which amount shall be deposited in the Distribution Account. Any remaining Available Certificateholder Interest Collections shall be retained in the accounts in which they were generated and invested. If such amounts are insufficient to pay Monthly Interest, funds up to such insufficiency shall be withdrawn from the Negative Carry Reserve Fund and applied for such purpose. The Negative Carry Subordinated Amount shall be reduced by the product of (i) the amount so applied and (ii) 1.00 plus the Subordinated Percentage.

         SECTION 4.05 Application of Available Seller's Finance Charge Collections, Spread Account, Liquidity Reserve Account and Negative Carry Reserve Fund to Deficiency Amount.

                 (a) On each Transfer Date commencing after the 1990 Trust Termination Date, the Servicer shall determine the amount (the "Deficiency Amount"), if any, by which the amount of the entire allocations required on such Transfer Date by Sections 4.04(a)(i) through (iv) exceeds the amount of Available Certificateholder Interest Collections for such Due Period and Excess Interest Collections allocated to Series 1997-1 on such Transfer Date, if any, for the related Due Period.

                 (b) If the Deficiency Amount for any Transfer Date is greater than zero, the Master Trust Trustee, acting in accordance with instructions from the Servicer, shall apply available funds from the following sources in the following order of priority in the same manner as Available Certificateholder Interest Collections, each of which applications shall reduce such Deficiency Amount (all such available funds being the "Available Draw Funds" for such Transfer Date):

                          (i)     Available Seller's Finance Charge
         Collections;

                          (ii)    funds on deposit in the Spread Account;

                          (iii) for any Transfer Date occurring during any Investment Period or Early Amortization Period, funds on deposit in the Liquidity Reserve Account;

provided, however, that the amount applied pursuant to this Section 4.05(b) shall not exceed the Draw Amount. The Available Subordinated Amount shall be reduced by the aggregate amount of Available Draw Funds applied pursuant to this Section 4.05(b).

                 (c) If during any Investment Period, Early Amortization Period or Accumulation Period, Available Certificateholder Interest Collections, Excess Interest Collections and Available Draw Funds applied pursuant to this Article IV are insufficient to make all the applications described in Section 4.04(a)(ii) or 4.04(b), the Master Trust Trustee shall withdraw funds from the Negative Carry Reserve Fund and apply such funds in the same manner as Available Certificateholder Interest Collections pursuant to
Section 4.04(a)(ii) or 4.04(b). If such funds are applied pursuant to Section 4.04(a)(ii), the Deficiency Amount shall be reduced by the amount so applied and the Negative Carry Subordinated Amount shall be reduced by the product of
(i) the amount so applied and (ii) 1.00 plus the Subordinated Percentage.

                 (d) If all of the amounts applied pursuant to Section 4.05(a) and (b) are insufficient to make the entire application described in
Section 4.04(a)(iii), the Available Subordinated Amount shall be reduced (but not below zero) by the amount of such deficiency and any remaining Investor Dealer Note Losses shall be deemed to be reimbursed to the extent of such reduction.

         SECTION 4.06 Investor Charge-Offs. If, for any Transfer Date on which the Available Subordinated Amount equals or is reduced to zero (after giving effect to the allocations, distributions, withdrawals and deposits to be made on such Transfer Date) and the Deficiency Amount for such Transfer Date (as reduced by the applications required by Section 4.05 of this Series Supplement) is greater than zero, the Invested Amount shall be reduced by the lesser of (i) such remaining Deficiency Amount for such Transfer Date and (ii) the amount of Investor Dealer Note Losses for the related Due Period remaining unreimbursed after all applications of funds or reductions of the Available Subordinated Amount pursuant to Sections 4.04 and 4.05 (such lesser amount being an "Investor Charge-Off").

         SECTION 4.07 Application of Seller's Finance Charge Collections After the 1990 Trust Termination Date.

                 (a) Application of Available Seller's Finance Charge Collections. On each Transfer Date related to a Due Period commencing after the 1990 Trust Termination Date, the Master Trust Trustee, acting in accordance with instructions from the Servicer, shall withdraw and apply from the Collections Account to the extent of Available Seller's Finance Charge Collections for such Due Period, the following amounts in the following order of priority:

                          (i) On each Transfer Date related to a Due Period for which a Deficiency Amount exists, the amount required by Section 4.05(b)(i) shall be applied as specified in Section 4.05(b).

                          (ii)    On each Transfer Date related to a Due Period
         (x) occurring during an Investment Period or (y) commencing after the Accumulation Period Commencement Date, an amount equal to the Negative Carry Reserve Fund Deposit Amount for such Transfer Date shall be deposited in the Negative Carry Reserve Fund.

                          (iii) On each Transfer Date related to a Due Period occurring during an Investment Period or an Early Amortization Period, the amount, if any, by which the Available Subordinated Amount as of the end of such Transfer Date exceeds the amount of funds on deposit in the Liquidity Reserve Account shall be deposited in the Liquidity Reserve Account.

                          (iv) On each Transfer Date related to a Due Period occurring during an Early Amortization Period, an amount equal to the Negative Carry Reserve Fund Deposit Amount for such Transfer Date shall be deposited in the Negative Carry Reserve Fund.

                          (v) On each Transfer Date on which the full Spread Account Deposit Amount was not deposited in the Spread Account pursuant to Section 4.04(a)(v), an amount equal to the shortfall in such Spread Account Deposit Amount shall be deposited in the Spread Account.

                          (vi) Any remaining Available Seller's Finance Charge Collections for the related Due Period shall be allocated and paid to the Seller.

                 (b) Application of Series Allocable Finance Charge Collections to the Seller. On each Transfer Date related to a Due Period commencing after the 1990 Trust Termination Date, the Master Trust Trustee, acting in accordance with instructions from the Servicer, shall withdraw from the Collections Account and allocate and pay to the Seller an amount equal to the product of (i) the result of the Excess Seller's Percentage for such Due Period minus the Required Excess Seller Interest Percentage and (ii) Series Allocable Finance Charge Collections for such Due Period.

         SECTION 4.08 Application of Series Allocable Principal Collections After the 1990 Trust Termination Date. On each Business Day after the 1990 Trust Termination Date, the Master Trust Trustee, acting in accordance with instructions from the Servicer, shall withdraw Series Allocable Principal Collections for such Business Day from the Collections Account and apply such funds in the following amounts:

                 (a) Investor Principal Collections During Revolving Period. During the Revolving Period, an amount equal to Investor Principal Collections for such Business Day shall be treated as Shared Principal Collections, and applied, pursuant to the written direction of the Servicer, pursuant to Section 4.03(e) of the Agreement.

                 (b) Investor Principal Collections during Accumulation Period, Investment Period, or Early Amortization Period. During the Accumulation Period, any Investment Period, or any Early Amortization Period, Investor Principal Collections for such Business Day shall be allocated to the Series 1997-1 Certificateholders and deposited into the Series Principal Account to the extent the Invested Amount as of the preceding Distribution Date exceeds the amount of funds on deposit in the Series Principal Account on such Business Day; provided, however, that for each Business Day of a Due Period occurring during the Accumulation Period, the amount of Investor Principal Collections deposited in the Series Principal Account on such Business Day, when added to the amount of Investor Principal Collections previously deposited in the Series Principal Account during such Due Period, shall not exceed the Controlled Deposit Amount for such Due Period. Any Investor Principal Collections remaining after the applications described in the preceding sentence shall be treated as Shared Principal Collections, and applied, pursuant to the written direction of the Servicer, pursuant to Section 4.03(e) of the Agreement.

                 (c) Seller's Principal Collections During the Revolving Period. During the Revolving Period, all Seller's Principal Collections for such Business Day shall be allocated as follows: first, Excess Seller's Principal Collections shall be retained in the Excess Funding Account to the extent necessary to maintain the Master Trust Seller's Interest at an amount equal to (or, in the Seller's discretion, greater than) the Minimum Master Trust Seller's Interest, second, Available Seller's Principal Collections shall be retained in the Excess Funding Account to the extent necessary to maintain the Master Trust Seller's Interest at an amount equal to (or, in the Seller's discretion, greater than) the Minimum Master Trust Seller's Interest, and third, all remaining Seller's Principal Collections shall be deemed to be Series 1997-1 Shared Seller Principal Collections and shall be allocated as provided in Section 4.08(d)(iii).

                 (d) Seller's Principal Collections During Accumulation Period, Investment Period or Early Amortization Period; Shared Seller Principal Collections.

                          (i) During the Accumulation Period, Available Seller's Principal Collections for such Business Day shall be deposited in the Negative Carry Reserve Fund in an amount equal to the Negative Carry Reserve Fund Deposit Amount (reduced by the amount deposited pursuant to Section 4.07(a)(ii)). Any remaining Available Seller's Principal Collections for such Business Day shall be deemed to be "Remaining Available Seller's Principal Collections," which shall be included in Series 1997-1 Shared Seller Principal Collections and allocated as provided in clause (iii) below. During the Accumulation Period, Excess Seller's Principal Collections shall be included in Series 1997-1 Shared Seller Principal Collections and allocated as provided in clause (iii) below.

                          (ii) During any Early Amortization Period or Investment Period (prior to the Fully Funded Date), Available Seller's Principal Collections for such Business Day shall be, on a pro rata basis between clauses (A) and (B) below based on the respective amounts owed, (A) deposited in the Liquidity Reserve Account to the extent the Available Subordinated Amount as of the end of the immediately preceding Transfer Date exceeds the amount of funds on deposit in the Liquidity Reserve Account (including amounts deposited pursuant to Section 4.07(a)(iii)), and (B) deposited in the Negative Carry Reserve Fund in an amount equal to the Negative Carry Reserve Fund Deposit Amount (reduced by the amounts deposited pursuant to by Sections 4.07(a)(ii) and (a)(iv)). The amounts required to be deposited pursuant to the preceding sentence shall be reduced by the amount of Available Seller's Finance Charge Collections deposited in the Negative Carry Reserve Fund or the Liquidity Reserve Account, as applicable, on such Business Day. Any remaining Available Seller's Principal Collections for such Business Day shall be deemed to be "Remaining Available Seller's Principal Collections." During any Investment Period or any Early Amortization Period, all Excess Seller's Principal Collections, all Remaining Available Seller's Principal Collections and all shared principal collections not allocated in respect of principal shortfalls shall be allocated and paid to the Seller or deposited in the Excess Funding Account to the extent necessary to maintain the Master Trust Seller's Interest at an amount equal to (or, in the Seller's discretion, greater than) the Minimum Master Trust Seller's Interest.

                          (iii)   During the Revolving Period or the
         Accumulation Period, Shared Seller Principal Collections, if any, and shared seller principal collections for any other Series that provides for shared seller principal collections shall be determined on each business day and allocated in the following priority: (i) to the 1997-1 Series to the extend of any Series 1997-1 Accumulation Period Principal Shortfall and to any other Series to the extent such Series provides for the use of shared seller principal collections in respect of principal shortfalls, (ii) to the Excess Funding Account to the extent necessary to maintain the Master Trust Seller's Interest at an amount equal to (or, in the discretion of the Seller, greater than) the Minimum Master Trust Seller's Interest and (iii) to the Seller.
         If shared seller principal collections for all Series, including Series 1997-1 Shared Seller Principal Collections, are less than the shortfalls for which shared seller principal collections may be used, including any Series 1997-1 Accumulation Period Principal Shortfall, then such shared seller principal collections will be allocated to all such shortfalls, including any Series 1997-1 Accumulation Period Principal Shortfall, pro rata based on the relative amounts of each such shortfall.

                          (iv) "Series 1997-1 Shared Seller Principal Collections" means on each business day (i) during a Revolving Period, all Available Seller's Principal Collections and all Excess Seller's Principal Collections and (ii) during an Accumulation Period, all Remaining Available Seller's Principal Collections and all Excess Seller's Principal Collections. There shall be no Series 1997-1 Shared Seller Principal Collections during any Investment Period or Early Amortization Period.

                 (e) If on any Distribution Date during an Investment Period after the application of all funds to be allocated or distributed on such date the excess, if any, of (a) the Invested Amount over (b) the amount in the Series Principal Account (the "Investment Period Shortfall Amount") is less than or equal to the aggregate amount of funds contained in the Liquidity Reserve Account, then funds shall be withdrawn from the Liquidity Reserve Account in an amount equal to the Investment Period Shortfall Amount and shall be deposited in the Series Principal Account. If on any Distribution Date during an Early Amortization Period after the application of all funds to be allocated or distributed on such date the excess, if any, of (x) the Invested Amount over (y) the amount in the Series Principal Account (the "Early Amortization Period Shortfall Amount") is less than or equal to the aggregate amount of funds contained in the Negative Carry Reserve Fund and the Liquidity Reserve Account then funds shall be withdrawn first from the Negative Carry Reserve Fund and then from the Liquidity Reserve Account in an amount equal to the Early Amortization Period Shortfall Amount and shall be deposited in the Series Principal Account.

         SECTION 4.09  Shared Principal Collections.

                 (a) That portion of Shared Principal Collections for any Business Day equal to the amount of Series 1997-1 Shared Principal Collections for such Business Day will be allocated to Series 1997-1 and will be applied in the same manner as Investor Principal Collections pursuant to Section 4.08(b) and otherwise will be deposited in the Excess Funding Account to the extent necessary to maintain the Master Trust Seller's Interest at an amount equal to (or, in the discretion of the Seller, greater than) the Minimum Master Trust Seller's Interest or allocated to the Seller.

                 (b) "Series 1997-1 Shared Principal Collections," with respect to any Business Day commencing after the 1990 Trust Termination Date, shall mean an amount equal to the Series 1997-1 Principal Shortfall for such Business Day; provided, however, that, if the aggregate amount of Shared Principal Collections for all Series for such Business Day is less than the aggregate amount of Principal Shortfalls for all Series for such Business Day, then Series 1997-1 Shared Principal Collections for such Business Day shall equal the product of (x) Shared Principal Collections for all Series for such Business Day and (y) a fraction, the numerator of which is the Series 1997-1 Principal Shortfall for such Business Day and denominator of which is the aggregate amount of Principal Shortfalls for all Series for such Business Day.

         SECTION 4.10 Distributions to Series 1997-1 Certificateholders. On each Transfer Date, after all allocations to the Distribution Account and the Series Principal Account for the related Transfer Date have been made, the Master Trust Trustee, acting in accordance with instructions from the Servicer, shall transfer to the Distribution Account the funds on deposit in the Series Principal Account and shall make, without duplication, the following distributions from the Distribution Account:

                 (a) Interest Distributions. On each Distribution Date (including the Expected Payment Date), Monthly Interest will be distributed to the Series 1997-1 Certificateholders as accrued interest on the 1997-1 Certificates. To the extent any interest is due but not distributed on any such Distribution Date, such amount will be distributed on the following Distribution Date, along with, to the extent permitted by law, interest at the Certificate Rate on such amount.

                 (b) Expected Payment Date. On the Expected Payment Date, in addition to the amount described in (a) above, amounts on deposit in the Series Principal Account will be distributed as principal (up to a maximum of the Invested Amount on such Distribution Date) on the Series 1997-1 Certificates.

                 (c) Early Amortization Period. On each Distribution Date related to a Due Period occurring during an Early Amortization Period, in addition to the amount described in (a) above, amounts on deposit in the Series Principal Account will be distributed as principal (up to a maximum of the Invested Amount on such Distribution Date) on the Series 1997-1 Certificates; provided, however, that upon the occurrence of an Early Amortization Event described in clause (a) of Section 6.01, distributions in respect of the Invested Amount will commence on the immediately succeeding Distribution Date.

                 (d) Early Distributions. On any Early Distribution Date, the amount on deposit in the Series Principal Account treated as Early Distribution Amounts will be distributed as principal on the Series 1997-1 Certificates for which an Early Distribution election has been made.

         SECTION 4.11 Accumulation Period Length; Accumulation Period Commencement Date. On or prior to the first Due Period which is nine months prior to the Due Period related to the Distribution Date which is the Expected Payment Date, the Servicer shall determine in its sole discretion the Accumulation Period Length and the Accumulation Period Commencement Date and, promptly following such determination, the Servicer shall notify the Master Trust Trustee and the Rating Agencies in writing of such determination.

         SECTION 4.12 Partial Month Due Period. The allocation and distribution provisions in this Series Supplement are based upon the assumptions that each Due Period will be a calendar month and that each Due Period will have a unique related Transfer Date and Distribution Date. However, under certain circumstances (such as the occurrence of an Early Amortization Event or Investment Event), the Revolving Period could end on a date other than the last day of a calendar month (the period from the first day of such month (the "Subject Month") to and including the date of such occurrence being referred to herein as the "Revolving Due Period"), and an Early Amortization Period or Investment Period could commence on a date other than the first day of a calendar month (the period from such other date until the last day of the Subject Month being the "Amortizing/Investing Due Period"). If such a circumstance occurs, then the Servicer, the Seller and the Master Trust Trustee shall observe the following rules:

                          (i) the Transfer Date for both the Revolving Due Period and the Amortizing/Investing Due Period shall be the date on which the Transfer Date would have occurred if the Subject Month had been an ordinary Due Period;

                          (ii) the allocations and distributions of Finance Charge Collections (and all items derived from Finance Charge Collections, such as Available Certificateholder Interest Collections and Available Seller's Finance Charge Collections) and Dealer Note Losses occurring during the Subject Month shall be made as if the Subject Month were one Due Period, without any distinction between the Revolving Due Period and the Amortizing/Investing Due Period; and

                          (iii)   two separate sets of allocations and
         distributions of Principal Collections (and all items derived from Principal Collections, such as Investor Principal Collections and Seller's Principal Collections) shall be made on such Transfer Date, according to whether such Principal Collections were received during the Revolving Due Period (in which case allocations and distributions shall be made as provided in Sections 4.08(a) and (c)) or the Amortizing/Investing Due Period (in which case allocations and distributions shall be made as provided in Sections 4.08(b) and (d)).

         SECTION 4.13 Closing Date Allocations. On the Closing Date, proceeds from the issuance of the Series 1997-1 Certificates in an amount equal to the product of (a) ____ divided by 30 and (b) the quotient of (i) the Invested Amount multiplied by the Certificate Rate, divided by (ii) twelve shall be deposited and held in the Collections Account until the Transfer Date related to the first

Distribution Date for Series 1997-1, and shall be applied as Class A-5 Investor Certificate Interest Collections. The first Distribution Date for Series 1997-1 shall be _______, 1997.

         SECTION 4.14 Additional Rights upon the Occurrence of Certain Events. Notwithstanding the provisions of Section 9.02(a) of the Agreement, if any insolvency event occurs with respect to the Seller, Navistar International Corporation, Navistar International Transportation Corporation or Navistar Financial Corporation on the day of such insolvency event, the Seller will (subject to the actions of the Certificateholders) immediately cease to transfer Dealer Notes to the 1990 Trust or the Master Trust, as applicable, and promptly give notice to the Master Trust Trustee of such insolvency event. Under the terms of the Pooling and Servicing Agreement, if an insolvency event occurs with respect to the Seller after the 1990 Trust Termination Date but prior to the date on which the Series 1995-1 investor certificates issued by the Master Trust have been paid in full, then within 15 days the Master Trust Trustee will publish a notice of such insolvency event stating that the Master Trust Trustee intends to sell, liquidate or otherwise dispose of the Dealer Notes in a commercially reasonable manner and on commercially reasonable terms, unless within a specified period of time Certificate holders representing more than 50% of the aggregate series invested amount of the certificates of each such Series and each person holding a Supplemental Certificate, instruct the Master Trust Trustee not to sell, dispose of or otherwise liquidate the Dealer Notes and to continue transferring Dealer Notes as before such insolvency event.

         SECTION 4.15 Voting of the Master Trust's Interests in the 1990 Trust. The Master Trust Trustee will have the right, without the consent of the Certificateholders, to vote, or to consent or withhold consent with respect to, the Class A-5 Investor Certificate and any other Investor Certificate on any matter for which votes or consents are solicited under the 1990 Trust Agreement, provided that such action will not, as evidenced by an officer's certificate of the Servicer, have a material adverse effect on the Certificateholders of any Series.

The Master Trust Trustee will also have the right, with the consent of the Applicable Voting Percentage of the Certificateholders, to vote, or to consent or withhold consent, with respect to the Class A-5 Investor Certificate and any other Investor Certificate on any matter for which votes or consents are solicited under the 1990 Trust Agreement.

         "Applicable Voting Percentage" means, with respect to any matter for which votes or consents are solicited under the 1990 Trust Agreement, the percentage of votes or consents of the Investor Certificates needed to pass the proposed matter.

                                   ARTICLE V
                           DISTRIBUTIONS AND REPORTS
                      TO SERIES 1997-1 CERTIFICATEHOLDERS

         SECTION 5.01  Distributions.

                 (a) The Paying Agent shall distribute (in accordance with the Monthly Servicer Certificate and Settlement Statement delivered by the Servicer to the Master Trust Trustee and the Paying Agent pursuant to Section 3.04(d) of the Agreement) to each Series 1997-1 Certificateholder of record on the preceding Record Date (other than as provided in Section 12.02 of the Agreement respecting a final distribution) (i) on each Distribution Date such Certificateholder's pro rata share

(based on the aggregate fractional undivided interests represented by the Series 1997-1 Certificates held by such Certificateholder) of the amounts on deposit in the Series 1997-1 Accounts as is payable to the Series 1997-1 Certificateholders on such Distribution Date pursuant to Sections 4.10 (a),
(b) and (c) and (ii) on the Early Distribution Date, for each Series 1997-1 Certificateholder that has elected to receive an Early Distribution, such Certificateholder's Early Distribution Amount pursuant to Section 4.10(d).

                 (b) Except as provided in Section 12.03 of the Agreement with respect to a final distribution, distributions to Series 1997-1 Certificateholders hereunder shall be made by check mailed to each Series 1997-1 Certificateholder at such Certificateholder's address appearing in the Certificate Register without presentation or surrender of any Series 1997-1 Certificate or the making of any notation thereon; provided, however, that, with respect to Series 1997-1 Certificates registered in the name of a Common Depository, such distributions shall be made to such Common Depository in immediately available funds.

         SECTION 5.02  Monthly and Annual Certificateholders' Statement.

                 (a) Monthly Series 1997-1 Certificateholders' Statement. At least two Business Days prior to each Distribution Date, the Servicer will provide to the Master Trust Trustee and the Paying Agent, and on each Distribution Date, the Paying Agent shall forward to each Series 1997-1 Certificateholder a Monthly Servicer Certificate and Settlement Statement substantially in the form of Exhibit B-1 prior to the 1990 Trust Termination Date or substantially in the form of Exhibit B-2 after the 1990 Trust Termination Date, in each case with such changes as the Servicer shall deem necessary or appropriate, prepared by the Servicer and delivered to the Master Trust Trustee setting forth, among other things, the following information which, prior to the 1990 Trust Termination Date, will include only the amounts specified in (iii), (iv), (v), (xi), (xiv), (xv) and (xvi) below, and which, in the case of (i), (ii), (iii), (viii), and (ix) below, shall be stated on the basis of an original principal amount of $1,000 per Series 1997-1 Certificate:

                          (i)     the aggregate amount of Collections,
         including the aggregate amount of Finance Charge Collections and the aggregate amount of Principal Collections for the related Due Period;

                          (ii) the Series 1997-1 Allocation Percentage, the Floating Allocation Percentage and the Principal Allocation Percentage (if applicable) for the related Due Period;

                          (iii) the total amount to be distributed on the Series 1997-1 Certificates on such Distribution Date;

                          (iv) the amount, if any, of such distribution allocable to the Invested Amount;

                          (v) the amount, if any, of such distribution allocable to interest on the Series 1997-1 Certificates;

                          (vi)    Dealer Note Losses for the related Due
         Period;

                          (vii) the Draw Amount as of the related Transfer Date, if any;

                          (viii) the amount of the Investor Charge-Offs and the amount of reimbursement thereof as of the related Transfer Date;

                          (ix) the amount of the Investor Servicing Fee to be paid on such Distribution Date;

                          (x) the Controlled Deposit Amount for the related Due Period (if applicable);

                          (xi) the Invested Amount (after giving effect to all distributions that will occur on such Distribution Date);

                          (xii) the aggregate amount of Dealer Notes and funds on deposit in each of the Excess Funding Account, Series Principal Account, Negative Carry Reserve Fund and Spread Account as of the end of the last day of the related Due Period (after giving effect to payments and adjustments made pursuant to Article IV of this Series Supplement and of the Agreement);

                          (xiii) the Available Subordinated Amount and the Negative Carry Subordinated Amount, each as of the end of the related Transfer Date;

                          (xiv) with respect to Eligible Investments in the Series Principal Account, the Excess Funding Account, the Negative Carry Reserve Fund and the Liquidity Reserve Account, as of the last day of the related Due Period, the aggregate amount of funds invested in Eligible Investments in each such Series Account, a brief description of each such Eligible Investment and amount invested in each such Eligible Investment, the rate of interest applicable to each such Eligible Investment and the rating of each such Eligible Investment;

                          (xv) the Dealers with the five largest aggregate outstanding principal amounts of Dealer Notes in the 1990 Trust or the Master Trust, as the case may be, as of the end of the related Due Period;

                          (xvi) the aggregate outstanding principal amount of Dealer Notes issued to finance OEM Vehicles as of the end of the related Due Period;

                          (xvii) the percentages and all other information calculated pursuant to Sections 6.01 and 7.01 to determine whether an Early Amortization Event or an Investment Event, respectively, has occurred;

                          (xviii) the amount of Excess Interest Collections and Investor Principal Collections treated as Shared Principal Collections, each for the related Due Period, and the amount of such Excess Interest Collections and Shared Principal Collections allocated to other Series; and

                          (xix) the amount of Remaining Available Seller's Principal Collections, the amount of Excess Seller's Principal Collections and Remaining Available Seller's Principal Collections treated as Series 1997-1 Shared Seller Principal Collections, the amount of Shared Seller Principal Collections from other Series, and the amount of Shared Seller Principal Collections allocated to Series 1997-1 and to other Series, each for the related Due Period.

                 (b) On each Distribution Date related to a Due Period commencing prior to the 1990 Trust Termination Date, the Master Trust Trustee shall furnish to the Paying Agent and the Paying Agent shall forward to each Series 1997-1 Certificateholder the statement to be delivered pursuant to
Section 5.02(a) of the 1990 Trust Agreement.

                 (c) A copy of each statement provided pursuant to subsections (a) and (b) will be made available for inspection at the Corporate Trust Office.

                 (d) Annual Certificateholder's Tax Statement. On or about January 31 of each calendar year, beginning with calendar year 1998, the Master Trust Trustee shall furnish to the Servicer and Paying Agent a list of each Person who at any time during the preceding calendar year was a Series 1997-1 Certificateholder and received any payment thereon and the dates such Person held a Series 1997-1 Certificate, and the Paying Agent shall furnish to each such Series 1997-1 Certificateholder a statement prepared by the Paying Agent containing the information prepared by the Master Trust Trustee which is required to be contained in the statement to Series 1997-1 Certificateholders as set forth in Sections 5.02(a)(iii)-(a)(v) above, aggregated for such calendar year or the applicable portion thereof during which such Person was a Series 1997-1 Certificateholder, together with such other customary information as the Master Trust Trustee or the Servicer deems necessary or desirable to enable the Series 1997-1 Certificateholders to prepare their tax returns, including information (to be supplied by the Servicer to the Master Trust Trustee) regarding original issue discount on the Series 1997-1 Certificates, if any. Such obligation of the Paying Agent shall be deemed to have been satisfied to the extent that substantially comparable information shall be provided by the Master Trust Trustee pursuant to any requirements of the Internal Revenue Code as from time to time in effect.

                                   ARTICLE VI
                           EARLY AMORTIZATION EVENTS

         SECTION 6.01 Additional Early Amortization Events. The occurrence of any of the following events shall, immediately upon the occurrence thereof without notice or other action on the part of the Master Trust Trustee or the Series 1997-1 Certificateholders, be deemed to be an Early Amortization Event solely with respect to Series 1997-1:

                 (a) the earlier of (i) the Transfer Date on which (A) the cumulative amount of draws from the Negative Carry Reserve Fund is equal to or greater than (B) an amount equal to or greater than (1) the Negative Carry Reserve Fund Required Amount as of the first Transfer Date following the occurrence of an Investment Event (or, if earlier, the date immediately preceding the Fully Funded Date) plus (2) any investment earnings attributable to the Negative Carry Reserve Fund minus (3) the product of _____% multiplied by the Invested Amount as of the preceding Distribution Date and (ii) subsequent to the Fully Funded Date, the date on which the amount on deposit in the Negative Carry Reserve Fund is less than or equal to the Minimum Negative Carry Required Amount;

                 (b) the Invested Amount is not reduced to zero by the Expected Payment Date (other than after the Fully Funded Date); or

                 (c) the United States government or any agency or instrumentality thereof files a notice of a lien under Internal Revenue Code
Section 6323 or any similar statutory provision (including, but not limited to, Section 302(f) or Section 4068 of ERISA) on the assets of NFC or NFSC which is or may in the future be prior to the lien of the Master Trust Trustee or the assets of the Master Trust (including, without limitation, proceeds of the Dealer Notes).


                                  ARTICLE VII
                               INVESTMENT EVENTS

         SECTION 7.01 Investment Events. If any one of the following events shall occur:

                 (a) failure on the part of the Seller (i) to make any payment, distribution or deposit required under the Agreement within five business days of the date required or (ii) to observe or perform in any material respect any other material covenants or agreements of the Seller, which continues unremedied for a period of 60 days after written notice of such failure shall have been given to the Seller;

                 (b) any representation or warranty made by the Seller pursuant to the Agreement or any information contained in the schedule of Dealer Notes delivered thereunder or this Series Supplement shall prove to have been incorrect in any material respect when made or when delivered, which representation, warranty or schedule, or the circumstances or condition that caused such representation, warranty or schedule to be incorrect, continues to be incorrect or uncured in any material respect for a period of 60 days after written notice of such incorrectness shall have been given to the Seller and as a result of which the interests of the Series 1997-1 Certificateholders are materially and adversely affected, except that an Investment Event shall not be deemed to occur if the Seller has repurchased the related Dealer Notes or all such Dealer Notes, if applicable, during such period in accordance with the provisions of the Agreement;

                 (c) after the 1990 Trust Termination Date, the Seller shall become legally unable for any reason to transfer Dealer Notes to the Master Trust in accordance with the provisions of the Agreement;

                 (d) on any Transfer Date related to a Due Period commencing after the 1990 Trust Termination Date, the Available Subordinated Amount for such Transfer Date will be reduced to an amount less than the Required Subordinated Amount;

                 (e) any Servicer Termination Event shall occur (i) which would have a material adverse effect on the Series 1997-1 Certificateholders and (ii) for which the Servicer has received a notice of termination;

                 (f) the delivery by the Seller to the Master Trust Trustee, after the 1990 Trust Termination Date, of a notice stating that the Seller will no longer continue to sell Dealer Notes to the Master Trust commencing on the date specified in such notice;

                 (g) after the 1990 Trust Termination Date, the Average Coverage Differential shall be equal to or less than negative two percent (2.00%) on each of three consecutive Determination Dates;

                 (h) at the end of any Due Period commencing after the 1990 Trust Termination Date, the Master Trust Seller's Interest is reduced to an amount less than the Master Trust Minimum Seller's Interest and the Seller has failed to assign additional Dealer Notes to the Master Trust in the amount of such deficiency within ten Business Days following the end of such Due Period;

                 (i) on any Determination Date after the 1990 Trust Termination Date, the quotient of (i) the product of (a) the sum of Dealer Note Collections for each of the related Due Period and the two immediately preceding Due Periods and (b) four divided by (ii) the daily average principal amount of Dealer Notes outstanding during such Due Periods ("Turnover") is less than 1.7;

                 (j) on any Determination Date after the 1990 Trust Termination Date, the quotient of (i) the sum of Dealer Note Losses for each of the related Due Period and the five immediately preceding Due Periods and (ii) the sum of Principal Collections for each of the related Due Period and the five immediately preceding Due Periods, is greater than or equal to one percent (1.00%);

                 (k) at any time prior to the 1990 Trust Termination Date, a 1990 Trust Amortization Event occurs under the 1990 Trust with respect to the Class A-5 Investor Certificate (other than a 1990 Trust Amortization Event that also constitutes an Early Amortization Event under the Master Trust), the Seller is required to repurchase the Class A-5 Investor Certificate under
Section 2.06 of the 1990 Trust Agreement, or the Scheduled Class Amortization Date occurs with respect to the Class A-5 Investor Certificate;

                 (l) any of the Seller, NITC, NIC or NFC shall file a petition commencing a voluntary case under any chapter of the federal bankruptcy laws; or the Seller or NFC shall file a petition or answer or consent seeking reorganization, arrangement, adjustment or composition under any other similar applicable federal law, or shall consent to the filing of any such petition, answer or consent; or the Seller, NITC, NIC or NFC shall appoint, or consent to the appointment of a custodian, receiver, liquidator, trustee, assignee, sequestrator or other similar official in bankruptcy or insolvency of it or of any substantial part of its property; or the Seller, NITC, NIC or NFC shall make an assignment for the benefit of creditors, or shall admit in writing its inability to pay its debts generally as they become due;

                 (m) any order for relief against any of the Seller, NITC, NIC or NFC shall have been entered by a court having jurisdiction in the premises under any chapter of the federal bankruptcy laws, and such order shall have continued undischarged or unstayed for a period of 120 days; or a decree or order by a court having jurisdiction in the premises shall have been entered approving as properly filed a petition seeking reorganization, arrangement, adjustment, or composition of the Seller, NITC, NIC or NFC under any other similar applicable federal law, and such decree or order shall have continued undischarged or unstayed for a period of 120 days; or a decree or order of a court having jurisdiction in the premises for the appointment of a custodian, receiver, liquidator, trustee, assignee, sequestrator or other similar official in bankruptcy or insolvency of the Seller, NITC, NIC or NFC of any substantial part of their property, or for the winding up or liquidation of their affairs, shall have been entered, and such decree or order shall have remained in force undischarged or unstayed for a period of 120 days; and

                 (n) after the 1990 Trust Termination Date, failure on the part of NITC to make a deposit in the Interest Deposit Account required by the terms of the Interest Deposit Agreement on or before the date occurring five Business Days after the date such deposit is required by the Interest Deposit Agreement to be made;

then, subject to applicable law, and after the applicable grace period, if any, an investment event (an "Investment Event") shall occur without any notice or other action on the part of the Master Trust Trustee, any Special Servicer Agent, any Paying Agent, the Series 1997-1 Certificateholders or any other Beneficiary, immediately upon the occurrence of such event.

                                  ARTICLE VIII
                            OTHER SERIES PROVISIONS

         SECTION 8.01  Effect of Fully Funded Date; Conveyance of Dealer Notes.

                 (a) Notwithstanding anything to the contrary in the Agreement, upon the occurrence of the Fully Funded Date, after giving effect to all allocations, distributions, withdrawals and deposits to be made on such date, the following provisions of the Agreement shall no longer apply in respect of the Series 1997-1 Certificates to the Seller or the Servicer, as applicable, the Series 1997-1 Certificates or the Series 1997-1 Certificateholders:

                          (i) Section 2.01 (except to the extent it relates to amounts received with respect to the 1990 Seller's Certificate and all other rights of the Seller under the 1990 Trust Agreement and proceeds (including "proceeds" as defined in Section 9-306 of the UCC as in effect in the State of Illinois) thereof on deposit in the Series 1997-1 Accounts on the Fully Funded Date, after giving effect to all such allocations, distributions, withdrawals and deposits);

                          (ii) Sections 2.02(a) and 2.02(b) (except to the extent they relate to amounts received with respect to the Dealer Notes, any security interests in the Financed Vehicles, Insurance Proceeds, 1990 Trust Investment Securities and 1990 Trust Accounts (including "proceeds" as defined in Section 9-306 of the UCC as in effect in the State of Illinois) thereof on deposit in the Series 1997-1 Accounts on the Fully Funded Date, after giving effect to all such allocations, distributions, withdrawals and deposits);

                          (iii)   Section 2.05(a)(ii), 2.05(a)(iii),
         2.05(a)(iv), 2.05(a)(v), 2.05(a)(vi), 2.05(a)(vii) and 2.05(a)(viii);

                          (iv)    Section 2.06;

                          (v) Section 2.07 (except to the extent it relates to Section 2.05(a)(i));

                          (vi)    Section 2.08;

                          (vii)   Section 2.09;

                          (viii)  Section 3.01;

                          (ix)    Section 3.09;

                          (x)     Section 3.10;

                          (xi)    Section 4.03;

                          (xii)   Section 6.09;

                          (xiii)  Section 7.06;

                          (xiv)   Section 8.06;

                          (xv)    Section 8.08;

                          (xvi)   Section 11.01(e); and

                          (xvii)  Section 13.02.

                 (b) Upon the later to occur of (i) the Fully Funded Date and the making of all allocations, distributions, withdrawals and deposits to be made on such date and (ii) the date on which each other Series is either no longer outstanding or the fully funded date has occurred with respect thereto, the Master Trust Trustee shall sell, assign and convey to the Seller or its designee, without recourse, representations or warranty, all right, title and interest of the Master Trust in the Dealer Notes, whether then existing or thereafter created, all security interests in the Financed Vehicles with respect thereto, all monies due or to become due and all amounts received with respect thereto and all proceeds thereof except for amounts on deposit in the Collections Account that are allocable to Investor Certificates and amounts on deposit in any Series Account. The Master Trust Trustee shall execute and deliver such instruments of transfer and assignment, in each case without recourse, as shall be reasonably requested by the Seller to vest in the Seller or its designee all right, title and interest which the Master Trust had in all such property.

         SECTION 8.02 Tax Treatment. The Seller has entered into the Agreement and this Series Supplement and the Series 1997-1 Certificates have been issued with the intention that the Series 1997-1 Certificates will qualify under applicable tax law as indebtedness secured by the Master Trust assets attributable to the Series 1997-1 Certificates. The Seller and each Series 1997-1 Certificateholder and Certificate Owner, by the acceptance of its Series 1997-1 Certificate or Book-Entry Certificate, as applicable, agrees to treat the Series 1997-1 Certificates as indebtedness secured by the Master Trust assets attributable to the Series 1997-1 Certificates, for Federal income taxes, state and local income and franchise taxes and any other taxes imposed on or measured by income in whole or in part.


                                   ARTICLE IX
                              FINAL DISTRIBUTIONS

         SECTION 9.01 Sale of Investors' Interest Pursuant to Section 2.07 of the Agreement; Distributions Pursuant to Section 2.03 or 12.03 of the Agreement.

                 (a) The amount to be paid by the Seller to the Collections Account with respect to Series 1997-1 in connection with a purchase of the Certificateholders' Interest pursuant to Section 2.07 of the Agreement shall equal the Reassignment Amount for the Distribution Date on which such purchase occurs.

                 (b) With respect to the Reassignment Amount, if any, deposited into the Collections Account pursuant to this Section 9.01 of this Series Supplement or Section 2.07 of the Agreement or any proceeds deposited into the Collections Account pursuant to Section 12.03(c) of the Agreement, the Master Trust Trustee shall, not later than 12:00 noon, New York City time, on the Distribution Date on which such amounts are deposited (or, if such date is not a Distribution Date, on the immediately following Distribution Date) (in the priority set forth below): (i) first, deposit the Invested Amount on such Distribution Date into the Series Principal Account, (ii) second, deposit the amount of accrued and unpaid interest on the unpaid balance of the Series 1997-1 Certificates in the Distribution Account, and (iii) third, pay the remainder of any such Reassignment Amounts to the Seller.

                 (c) Notwithstanding any other provision to the contrary in this Series Supplement or the Agreement, the entire amount deposited in the Series Principal Account on a Distribution Date pursuant to Section 9.01(b) and all other amounts on deposit therein shall be distributed in full to the Series 1997-1 Certificateholders on such Distribution Date and any distribution made pursuant to this paragraph (c) shall be deemed to be a final distribution pursuant to Section 12.03 of the Agreement with respect to Series 1997-1; provided, however, that no such distribution shall be made on any date occurring after the Fully Funded Date if, by reason of Section 8.01(a)(v), no Reassignment Amount is required to be deposited in the Collections Account with respect to Series 1997-1 on such Distribution Date.

         SECTION 9.02 Distribution of Proceeds of Sale, Disposition or Liquidation of the Dealer Notes Pursuant to Section 9.02 of the Agreement.

                 (a) Not later than 12:00 noon, New York City time, on the Distribution Date following the date on which the Insolvency Proceeds are deposited into the Collections Account pursuant to Section 9.02(b) of the Agreement, the Master Trust Trustee shall first (in each case, after giving effect to any deposits and distributions otherwise to be made on such Distribution Date) deduct an amount equal to the Invested Amount on such Distribution Date from the portion of the Insolvency Proceeds allocated to Series Allocable Principal Collections and deposit such amount in the Series Principal Account; provided that the amount of such deposit shall not exceed the product of (x) the portion of the Insolvency Proceeds allocated to Series Allocable Principal

Collections and (y) 100% minus the Excess Seller's Percentage with respect to the related Due Period. The remainder of the portion of the Insolvency Proceeds allocated to Series Allocable Principal Collections shall be allocated to the Master Trust Seller's Interest and shall be distributed on such Distribution Date to the Seller.

                 (b) Not later than 12:00 noon, New York City time, on such Distribution Date, the Master Trust Trustee shall first (in each case, after giving effect to any deposits and distributions otherwise to be made on such Distribution Date) deduct an amount equal to the sum of (i) Monthly Interest for such Distribution Date, (ii) any Monthly Interest previously due but not distributed on a prior Distribution Date and (iii) to the extent permitted by law, interest at the Certificate Rate on Monthly Interest that was due but not previously distributed to the Series 1997-1 Certificateholders on a prior Distribution Date, from the portion of the Insolvency Proceeds allocated to Series Allocable Finance Charge Collections and deposit such amount in the Distribution Account; provided that the amount of such distribution shall not exceed the product of (x) the portion of the Insolvency Proceeds allocated to Series Allocable Finance Charge Collections and (y) 100% minus the Excess Seller's Percentage with respect to the related Due Period. The remainder of the portion of the Insolvency Proceeds allocated to Series Allocable Finance Charge Collections shall be allocated to the Master Trust Seller's Interest and shall be distributed on such Distribution Date to the Seller.

                 (c) Notwithstanding anything to the contrary in this Series Supplement or the Agreement, the entire amount deposited in the Series Principal Account and the Distribution Account pursuant to this Section 9.02 and all other amounts on deposit therein shall be distributed in full to the Series 1997-1 Certificateholders on the Distribution Date on which funds are deposited pursuant to this Section 9.02 (or, if not so deposited on a Distribution Date, on the immediately following Distribution Date) and any distribution made pursuant to this Section 9.02 shall be deemed to be a final distribution pursuant to Section 12.03 of the Agreement with respect to Series 1997-1.

         SECTION 9.03 Early Distributions at the Option of the Investor Certificateholder After the Fully Funded Date.

                 (a) Upon the occurrence of any Investment Event, the Servicer shall give prompt written notice thereof to the Master Trust Trustee and the Master Trust Trustee shall give notice to the Series 1997-1 Certificateholders at their respective addresses appearing at the Certificate Register.

                 (b) Each Series 1997-1 Certificateholder may request the early distribution (an "Early Distribution") of all or a portion of the Invested Amount related to such Certificateholder's Series 1997-1 Certificates by providing written notice (an "Early Distribution Notice") to the Servicer and the Master Trust Trustee in accordance with Section 13.05 of the Agreement. Any such Early Distribution Notice shall be provided not less than 20 days prior to the third Distribution Date following the Fully Funded Date (the "Early Distribution Date") and shall be irrevocable when so provided. Each such Early Distribution Notice shall specify the amount of the Initial Invested Amount related to the Series 1997-1 Certificates owned by such Series 1997-1 Certificateholder (the "Early Distribution Initial Invested Amount") with respect to which the Early Distribution is to be made; provided, however, that any request for an Early Distribution with respect to a portion of such Certificateholder's Invested Amount shall only be in integral multiples of $1,000. Any Series 1997-

1 Certificateholder electing an Early Distribution shall surrender its Series 1997-1 Certificates to the Master Trust Trustee within two days of the Early Distribution Date.

                 (c) Upon receipt of an Early Distribution Notice by a Series 1997-1 Certificateholder in accordance with Section 9.03(b) and delivery of the Series 1997-1 Certificates with respect to which the Early Distribution Amount is being paid, the Master Trust Trustee shall distribute to such Series 1997-1 Certificateholder, on the Early Distribution Date, an amount equal to the product of (i) the result obtained by dividing the amount of the Early Distribution Initial Invested Amount that is the subject of the Early Distribution Notice by the Initial Invested Amount and (ii) the Invested Amount as of the Early Distribution Date (without giving effect to the payments required by this Section 9.03) (the "Early Distribution Amount") from the Series Principal Account in accordance with Section 4.10(d), in addition to making any other payments required to be made under this Series Supplement in respect of the Series 1997-1 Certificates on such Distribution Date.

                 (d) In addition, on any Early Distribution Date, the Master Trust Trustee shall withdraw from the Negative Carry Reserve Fund an amount equal to the product of (x) the amount of funds on deposit in the Negative Carry Reserve Fund on such Distribution Date and (y) the result obtained by dividing the aggregate Early Distribution Amounts for such Early Distribution Date by the Invested Amount as such Early Distribution Date (without giving effect to the payments required by this Section 9.03), and pay such amount to the Seller.

                 (e) The payment of the Early Distribution Amount to the applicable Series 1997-1 Certificateholder shall constitute payment in full of the Certificateholder Initial Invested Amount which was the subject of such Certificateholder's Early Distribution Notice, and such Early Distribution Initial Invested Amount shall cease to accrue Monthly Interest as of the Distribution Date. If less than the aggregate total Early Distribution Initial Invested Amount is the subject of an Early Distribution, a new Series 1997-1 Certificate representing the Early Distribution Initial Invested Amount which was not subject to such Early Distribution shall be issued to the applicable Series 1997-1 Certificateholder without cost to such holder within 10 days after surrender of its Series 1997-1 Certificate to the Master Trust Trustee.

                                   ARTICLE X
                            MISCELLANEOUS PROVISIONS

         SECTION 10.01 Ratification of Agreement. As supplemented by this Series Supplement, the Agreement is in all respects ratified and confirmed and the Agreement as so supplemented by this Series Supplement shall be read, taken and construed as one and the same instrument.

         SECTION 10.02 Counterparts. This Series Supplement may be executed in two or more counterparts (and by different parties on separate counterparts) each of which shall be an original, but all of which together shall constitute one and the same instrument.

         SECTION 10.03 GOVERNING LAW. THIS SERIES SUPPLEMENT SHALL BE CONSTRUED, AND THE OBLIGATIONS, RIGHTS AND REMEDIES OF THE PARTIES HEREUNDER SHALL BE DETERMINED, IN ACCORDANCE WITH THE INTERNAL LAWS OF THE STATE OF ILLINOIS, WITHOUT REFERENCE TO ITS CONFLICT OF LAW

PROVISIONS, EXCEPT THAT THE OBLIGATIONS, RIGHTS AND REMEDIES OF THE MASTER TRUST TRUSTEE SHALL BE DETERMINED IN ACCORDANCE WITH THE INTERNAL LAWS OF THE STATE OF NEW YORK, WITHOUT REGARD TO CONFLICT OF LAW PROVISIONS.



                                 [END OF PAGE]


                            [SIGNATURE PAGE FOLLOWS]

                 IN WITNESS WHEREOF, the Seller, the Servicer and the Master Trust Trustee have caused this Series Supplement to be duly executed by their respective officers as of the day and year first above written.

                                        NAVISTAR FINANCIAL SECURITIES
                                        CORPORATION
                                         as Seller



                                        By:_____________________________________

                                        Its:____________________________________



                                        NAVISTAR FINANCIAL CORPORATION
                                         as Servicer



                                        By:_____________________________________

                                        Its:____________________________________



                                        THE BANK OF NEW YORK
                                         as Master Trust Trustee


                                        By:_____________________________________

                                        Its:____________________________________

                                                                       EXHIBIT A



                       FORM OF SERIES 1997-1 CERTIFICATE

              [Form of the face of the Series 1997-1 Certificates]

                                                                         Initial
REGISTERED                                                      Invested Amount:

Certificate No. R-__

                                                             CUSIP NO. _________


         Unless this Certificate is presented by an authorized representative of The Depository Trust Company, a New York corporation ("DTC"), to the issuer or its agent for registration of transfer, exchange, or payment, and any certificate issued is registered in the name of Cede & Co. or in such other name as is requested by an authorized representative of DTC (and any payment is made to Cede & Co. or to such other entity as is requested by an authorized representative of DTC), ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL inasmuch as the registered owner hereof, Cede & Co., has an interest herein.

                            DEALER NOTE MASTER TRUST

                           FLOATING RATE DEALER NOTE
                    ASSET BACKED CERTIFICATES, SERIES 1997-1

      evidencing a fractional undivided interest in certain assets of the

                  NAVISTAR FINANCIAL DEALER NOTE MASTER TRUST,

the corpus of which consists primarily of (i) prior to the 1990 Trust Termination Date (as defined in the Pooling and Servicing Agreement defined on the reverse side hereof), the certificates issued or transferred under the Pooling and Servicing Agreement dated as of December 1, 1990 (as amended or supplemented, the "1990 Trust Agreement") by and among Navistar Financial Corporation ("NFC"), Navistar Financial Securities Corporation ("NFSC" or the "Seller") and The Chase Manhattan Bank, as trustee, to NFSC or The Bank of New York, as trustee under the Pooling and Servicing Agreement (the "Master Trust Trustee"), and all monies due or to become due with respect thereto and all proceeds thereof, and all rights of the Seller under the terms of the 1990 Trust Agreement, or (ii) effective on the 1990 Trust Termination Date, certain promissory notes acquired by NFC to finance certain vehicles purchased by a dealer (the "Dealer Notes") and other property related thereto. This certificate (a "Series 1997-1 Certificate") does not represent an interest in, or obligation of, NFSC, NFC or any affiliate thereof.

                 Unless the certificate of authentication hereon has been executed by or on behalf of the Master Trust Trustee, by manual signature, this Series 1997-1 Certificate shall not be entitled to any benefit under the Pooling and Servicing Agreement or be valid for any purpose.

                 THIS SERIES 1997-1 CERTIFICATE SHALL BE CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF ILLINOIS, WITHOUT REFERENCE TO ITS CONFLICT OF LAW PROVISIONS, AND THE OBLIGATIONS, RIGHTS AND REMEDIES OF THE PARTIES HEREUNDER SHALL BE DETERMINED IN ACCORDANCE WITH SUCH LAWS.

                 IN WITNESS WHEREOF, the Seller has caused this Certificate to be duly executed.

                                        NAVISTAR FINANCIAL
                                        SECURITIES CORPORATION


                                        By:
                                            ----------------------------------
                                              Name:
                                              Title:
Dated:


                    TRUSTEE'S CERTIFICATE OF AUTHENTICATION

This is one of the Certificates described in the within-mentioned Pooling and Servicing Agreement.


THE BANK OF NEW YORK,
as Master Trust Trustee


By:
    --------------------------
        Authorized Signatory

           [Form of the reverse of the Series 1997-1 Certifcates]

                 This certifies that Cede & Co. (the "Series 1997-1 Certificateholder"), is the registered owner of a fractional undivided interest in certain assets of the NAVISTAR FINANCIAL DEALER NOTE MASTER TRUST (the "Master Trust") created pursuant to a Pooling and Servicing Agreement dated as of June 8, 1995 (and as amended and supplemented from time to time, the "P&S"), by and among NFC, as Servicer, NFSC, as Seller, The Chase Manhattan Bank, as 1990 Trustee, and the Master Trust Trustee, as supplemented by the Series 1997-1 Supplement dated as of _______, 1997 (the "Series Supplement") among the Seller, NFC and the Master Trust Trustee, that are allocated to the Series 1997-1 Certificateholders' Interest pursuant to the P&S and the Series Supplement. The P&S and the Series Supplement are hereinafter collectively referred to as the "Pooling and Servicing Agreement." The corpus of the Master Trust will include:

                          (i) prior to the 1990 Trust Termination Date, all of Seller's right, title and interest in and to (a) the 1990 Trust Seller's Certificate and any 1990 Trust Investor Certificate issued to the Master Trust, and all monies due or to become due with respect thereto and all proceeds (as defined in Section 9-306 of the UCC) thereof and (b) all other rights of the Seller under the terms of the 1990 Trust Agreement (including, without limitation, the right to exchange the 1990 Trust Seller Certificate pursuant to Section
                 6.12 of the 1990 Trust Agreement, the right to receive distributions and other payments from the 1990 Trust, the rights of the Seller upon termination of the 1990 Trust pursuant to Section 12.04 of the 1990 Trust Agreement and the right to receive funds on deposit in the Liquidity Reserve Account); and

                          (ii)    effective on the 1990 Trust Termination Date:

                                  (a)      all of the Seller's right, title,

                           and interest in and to the Eligible Dealer Notes held by the Seller as of the 1990 Trust Termination Date, all monies due (including accrued finance charges) or to become due with respect thereto and all proceeds (as defined in Section 9-306 of the UCC) of such Dealer Notes;

                                  (b)      the Seller's interest in the
                           security interests in the Financed Vehicles related to such Dealer Notes granted by Dealers pursuant to the Dealer Agreements and any accessions to such security interests;

                                  (c)     the Seller's interest in the
                           Insurance Proceeds;

                                  (d)     all of the 1990 Trust's right, title
                           and interest in and to the Dealer Notes held by the 1990 Trust as of the 1990 Trust Termination Date, all monies due (including accrued finance charges) or to become due with respect thereto and all proceeds (as defined in Section 9-306 of the UCC) of such Dealer Notes;

                                 (e)     the 1990 Trust's interest in the
                           security interests in the Financed Vehicles related to such Dealer Notes granted by Dealers pursuant to the Dealer Agreements and any accessions to such security interests;

                                 (f)      the 1990 Trust's interest in the
                           Insurance Proceeds;

                                 (g)      1990 Trust Investment Securities;

                                 (h)      funds on deposit in the 1990 Trust
                           Accounts (other than funds on deposit for the benefit of, and allocated to, 1990 Trust Investor Certificates that are not held by the Master Trust);

                                 (i)      the Seller's right, title, and
                           interest in and to all available Eligible Dealer Notes existing on each Business Day and owned by the Seller, all monies due (including accrued finance charges) or to become due with respect thereto and all proceeds (as defined in Section 9-306 of the UCC) of such Dealer Notes, the Seller's interest in the security interests in the Financed Vehicles related to such Dealer Notes granted by Dealers pursuant to the Dealer Agreements and any accessions to such security interests, the Seller's interest in the Insurance Proceeds;

                                 (j)      any Enhancements; and

                                 (k)      all other assets and interests
                           constituting the Master Trust.

In addition to the Investor Certificates, the Master Trust Seller's Certificate issued pursuant to the Pooling and Servicing Agreement represents the Master Trust Seller's Interest in the Master Trust. The Master Trust Seller's Certificate represents the interest in the Master Trust's assets not represented by the Investor Certificates.

                 The Dealer Notes consist of promissory notes acquired by NFC to finance the purchase by certain dealers and manufacturers and other persons having agreements with NITC to sell certain new and used medium or heavy-duty trucks and trailers manufactured by NITC or other manufacturers. Generally, the principal amount of a Dealer Note is equal to the wholesale purchase price of such vehicles and, subject to certain exceptions, is due upon the retail sale of the vehicle.

                 Subject to the terms and conditions of the Pooling and Servicing Agreement, the Seller may from time to time direct the Master Trust Trustee, on behalf of the Master Trust, to issue one or more new Series of Investor Certificates, which will represent fractional undivided interests in certain of the Master Trust's assets.

                 This Certificate is issued under and is subject to the terms, provisions and conditions of the Pooling and Servicing Agreement to which, as amended and supplemented from time to time, the Series 1997-1 Certificateholder by virtue of the acceptance hereof assents and is bound. Although a summary of certain provisions of the Pooling and Servicing Agreement is set forth below, this Certificate does not purport to summarize the Pooling and Servicing Agreement and reference is made to the Pooling and Servicing Agreement for information with respect to the interest, rights, benefits, obligations, proceeds and duties evidenced hereby and the rights, duties and obligations of the Master Trust Trustee. A copy of the Pooling and Servicing Agreement (without schedules and exhibits) may be requested from the Master Trust Trustee by writing to the Master Trust Trustee at The Bank of New York, Corporate Trust Office, 101 Barclay Street, New York, New York 10286, Attention: Corporation Trust Department. To the extent not defined herein, the capitalized terms used herein, have the meanings ascribed to them in the Pooling and Servicing Agreement.

                 The Seller has structured the Pooling and Servicing Agreement and the Investor Certificates with the intention that the Investor Certificates will qualify under applicable federal, state, local and foreign tax law as indebtedness. Except to the extent expressly specified to the contrary in the Series Supplement, the Seller, the Servicer, the Holders of the Master Trust Seller's Certificates, each Investor Certificateholder, and each Certificate Owner agree to treat and to take no action inconsistent with the treatment of the Investor Certificates (or beneficial interest therein) as indebtedness for purposes of federal, state, local and foreign income or franchise taxes and any other tax imposed on or measured by income. Each Investor Certificateholder, by acceptance of its Certificate and each Certificate Owner, by acquisition of a beneficial interest in a Certificate, agree to be bound hereby. Each Certificateholder agrees that it will cause any Certificate Owner acquiring an interest in a Certificate through it to comply with the Pooling and Servicing Agreement as to treatment as indebtedness under applicable tax law, as described herein and in the Pooling and Servicing Agreement.

                 On each Distribution Date, the Master Trust Trustee shall distribute to each Series 1997-1 Certificateholder of record at the close of business on the Business Day preceding the Distribution Date for the related Due Period (each a "Record Date") such Certificateholder's pro rata share (based on the aggregate fractional undivided interest represented by the Series 1997-1 Certificates held by such Certificateholder, except as otherwise provided in the Pooling and Servicing Agreement) of such amounts on deposit in any Series Account as are payable in respect of the Series 1997-1 Certificates pursuant to the Pooling and Servicing Agreement. Distributions with respect to this Certificate will be made by the Master Trust Trustee by check mailed to the address of the Certificateholder of record appearing in the Certificate Register without the presentation or surrender of this Certificate or the making of any notation thereon (except for the final distribution in respect of this Certificate), except that with respect to Series 1997-1 Certificates registered in the name of a Depository, including Cede & Co., the nominee for The Depository Trust Company, distributions will be made in immediately available funds. Final payment of this Certificate will be made only upon presentation and surrender of this Certificate at the office or agency specified in the notice of final distribution delivered by the Master Trust Trustee to the Certificateholder in accordance with the Pooling and Servicing Agreement.

                 This Certificate does not represent an obligation of, or an interest in, the Seller, the Servicer, or any affiliate of any of them and is not insured or guaranteed by any governmental agency or instrumentality. This Certificate is limited in right of payment to certain Collections with respect to the Class A-5 Investor Certificate or the Dealer Notes, as the case may be, and certain other amounts, all as more specifically set forth herein and in the Pooling and Servicing Agreement.

                 The Pooling and Servicing Agreement may be amended from time to time (including in connection with the issuance of a Supplemental Certificate) by the Servicer, the Seller and the Master Trust Trustee, without the consent of any of the Series 1997-1 Certificateholders, so long as any such action shall not, as evidenced by an Opinion of Counsel, adversely affect in any material respect the interests of the Series 1997-1 Certificateholders or the certificateholders of any other outstanding Series. The Master Trust Trustee may, but shall not be obligated to, enter into any such amendment which affects the Master Trust Trustee's rights, duties or immunities under the Pooling and Servicing Agreement or otherwise.

                 The Pooling and Servicing Agreement may also be amended from time to time (including in connection with the issuance of a Supplemental Certificate) by the Servicer, the Seller and the Master Trust Trustee with the consent of the Holders of Investor Certificates evidencing not less than 66-2/3% of the aggregate unpaid principal amount of the Investor Certificates of all adversely affected Series, for the purpose of adding any provisions to or changing in any manner or eliminating any of the provisions of the Pooling and Servicing Agreement or of modifying in any manner the rights of the Investor Certificateholders; provided, however, that no such amendment to the Pooling and Servicing Agreement shall (i) reduce in any manner the amount of or delay the timing of distributions to be made to Investor Certificateholders or deposits of amounts to be so distributed without the consent of such each affected Investor Certificateholder; (ii) change the definition or the manner of calculating the interest of any Investor Certificateholder or the amount available under any Enhancement without the consent of each affected Investor Certificateholder; (iii) reduce the percentage required to consent to any amendment without the consent of each Investor Certificateholder; or (iv) adversely affect the rating of any Series or Class by each Rating Agency without the consent of the Holders of Investor Certificates of such Series or Class evidencing not less than 66-2/3% of the aggregate unpaid principal amount of the Investor Certificates of such Series or Class.

                 The Master Trust Trustee has the right, without the consent of the Holders of any Investor Certificates, to vote, or to consent or withhold consent with respect to, Class A-5 Certificate and any 1990 Trust Investor Certificate issued to the Master Trust on any matter for which votes or consents are solicited under the 1990 Trust Agreement, provided that such action will not, as evidenced by an officer's certificate of the Servicer, have a material adverse effect on the Holders of any Investor Certificates. The Master Trust Trustee also has the right, with the consent of the Holders of the Applicable Voting Percentage of the Holders of the Investor Certificates, to vote, or to consent or withhold consent, with respect to the Class A-5 Certificate and any other 1990 Trust Investor Certificate issued to the Master Trust on any matter for which votes or consents are solicited under the 1990 Trust Agreement. "Applicable Voting Percentage" means, with respect to any matter for which votes or consents are solicited under the 1990 Trust Agreement, the percentage of votes or consents of the 1990 Trust Investor Certificates needed to pass the proposed matter.

                 As provided in the Pooling and Servicing Agreement and subject to certain limitations therein set forth, the transfer of this Certificate is registrable in the Certificate Register of the Master Trust Trustee upon surrender of this Certificate for registration of transfer at the office or agency maintained by the Master Trust Trustee in New York, New York, accompanied by a written instrument of transfer in form satisfactory to the Master Trust Trustee duly executed by the Holder hereof or such Holder's attorney duly authorized, and thereupon one or more new Series 1997-1 Certificates of authorized denominations evidencing the same aggregate fractional undivided interest will be issued to the designated transferee or transferees.

                 The Certificates are issuable only as registered Certificates without coupons in denominations specified in the Pooling and Servicing Agreement.

                 As provided in the Pooling and Servicing Agreement and subject to certain limitations therein set forth, Series 1997-1 Certificates are exchangeable for new Series 1997-1 Certificates evidencing like aggregate fractional undivided interests as requested by the Certificateholder surrendering such Certificates. No service charge may be imposed for any such exchange but the Master Trust Trustee may require payment of a sum sufficient to cover any tax or other governmental charge that may be imposed in connection therewith.

                 The Servicer, the Master Trust Trustee, the Transfer Agent and any agent of any of them, may treat the Person in whose name this Certificate is registered as the owner hereof for all purposes, and neither the Servicer nor the Master Trust Trustee, the Transfer Agent, nor any agent of any of them, shall be affected by notice to the contrary except in certain circumstances described in the Pooling and Servicing Agreement.

                                   ASSIGNMENT

Social Security or other identifying number of assignee
____________________

                FOR VALUE RECEIVED, the undersigned hereby sells, assigns and transfers unto
                __________________________________________
                (name and address of assignee)
the within certificate and all rights thereunder, and hereby irrevocably constitutes and appoints __________, attorney, to transfer said certificate on the books kept for registration thereof, with full power of substitution in the premises.


Dated:                                                   1
      ------------------         ------------------------
                                        Signature Guaranteed:

                                 -------------------------






--------------------

1   NOTE:  The signature of this assignment must correspond with the name of the registered owner as it appears on the reverse of the within Certificate in every particular, without alteration, enlargement or any change whatsoever.

                                                                     EXHIBIT B-1

              FORM OF MONTHLY SERVICER AND SETTLEMENT CERTIFICATE

                            DEALER NOTE MASTER TRUST

                              ___________________

                               DEALER NOTE ASSET
                              BACKED CERTIFICATES,
                                 SERIES 1997-1

                              ___________________


     Under the Series 1997-1 Supplement dated as of _______, 1997 (the "Supplement") by and among Navistar Financial Corporation, ("NFC"), Navistar Financial Securities Corporation ("NFSC") and The Bank of New York, as trustee (the "Master Trust Trustee") to the Pooling and Serving Agreement dated as of June 8, 1995 (the "Agreement") by and among NFC, NFSC, the Master Trust Trustee and The Chase Manhattan Bank, as 1990 Trust Trustee, the Master Trust Trustee is required to prepare certain information each month regarding current distributions to certain accounts and payment to Series 1997-1 Certificateholders as well as the performance of the Master Trust during the
previous month   The information which is required to be prepared with respect to the Distribution Date of ______ __, ____, the Transfer Date of ________, __ ___ and with respect to the performance of the Master Trust during the Due Period ended on ____ __, ____ and the Distribution Period ended _____ __, ____ is set forth below. Certain of the information is presented on the basis of an original principal amount of $1,000 per Investor Certificate. Certain other information is presented based on the aggregate amounts for the Master Trust as a whole. Capitalized terms used but not otherwise defined herein shall have the meanings assigned to such terms in the Agreement and the Supplement.

     1.  NFC is Servicer under the Agreement.

     2.  The undersigned is a Servicing Officer.

     3.  Eligible Investments in the Excess Funding Account:

         a. The aggregate amount of funds invested in
            Eligible Investments ...............................$__________

         b. Description of each Eligible Investment:

         c. The rate of interest applicable to each such
            Eligible Investment.................................________%

         d. The rating of each such Eligible Investment.........___________

  4.    The total amount to be distributed on the Series
        1997-1 Certificates on the Distribution Date.................$__________

  5.    The total amount, if any, to be distributed on the
        Series 1997-1 Certificates on the Distribution Date
        allocable to the Invested Amount.............................$__________


  6.    The total amount, if any, to be distributed on
        the Series 1997-1 Certificates on the Distribution
        Date allocable to interest on the Series 1997-1
        Certificates.................................................$__________


  7.    The Invested Amount as of the Distribution Date
        (after giving effect to all distributions that will occur on the Distribution Date)

  8.    Eligible Investments in the Series Principal Account:

        a. The aggregate amount of funds invested in
           Eligible Investments......................................$__________

        b. Description of each Eligible Investment:

        c. The rate of interest applicable to each such
           Eligible Investment........................................_________%

       d.  The rating of each such Eligible Investment................__________


  9.   Eligible Investments in the Negative Carry Reserve
       Fund:

       a.  The aggregate amount of funds invested in
           Eligible Investments......................................$__________

       b.  Description of each Eligible Investment:

       c.  The rate of interest applicable to each such
           Eligible Investment.........................................._______%

       d.  The rating of each such Eligible Investment................__________


 10.   Eligible Investments in the Liquidity Reserve
       Account:

       a.  The aggregate amount of funds invested in
           Eligible Investments......................................$__________


       b.  Description of each Eligible Investment:

         c.  The rate of interest applicable to each such
             Eligible Investment........................................_______%

         d.  The rating of each such Eligible Investment..............__________


   11.   The aggregate amount of Dealer Notes issued to finance
         OEM Vehicles, as of the end of the Transfer Date............$__________

   12. The Dealers with the five largest aggregate outstanding principal amounts of Dealer Notes in the 1990 Trust as of the end of the Transfer Date:

           i) ..................................................________________
           ii) .................................................________________
           iii) ................................................________________
           iv) .................................................________________
           v) ..................................................________________


   13. The information set forth in appendixes B-1A nd B-1B attached hereto.

                                                             APPENDIX B1-A

                      FORM OF MONTHLY CERTIFICATEHOLDERS'
                                   STATEMENT
                   NAVISTAR FINANCIAL DEALER NOTE TRUST 1990
                                   __________

                           FLOATING RATE DEALER NOTE
                           PASS-THROUGH CERTIFICATES
                                   __________


     Under the Pooling and Servicing Agreement dated as of December 1, 1990 by and among Navistar Financial Corporation ("NFC"), Navistar Financial Securities Corporation and The Chase Manhattan Bank, as Trustee, the Trustee is required to prepare certain information each month regarding current distributions to Investor Accounts and payments to Investor Certificateholders as well as the performance of the Trust during the previous month. The information which is required to be prepared with respect to the distribution of __________________, 19___ and with respect to the performance of the Trust during the Due Period ended on ____________________, 19___ is set forth below. Certain of the information is presented on the basis of an original principal amount of $1,000 per Investor Certificate. Certain other information is presented based on the aggregate amounts for the Trust as a whole. To the extent not defined herein, the capitalized terms used herein have the meanings assigned to them in the Agreement.

A. Information Regarding Current Payments (Stated on the Basis of $1,000 Original Principal Amount).

     1. The total amount of the payment to each Class of Investor Certificateholders on _______________, 19___, per $1,000 interest:

                Class ___ ............. $__________

                Class ___ ............. $__________

                Class ___ ............. $__________

                Class ___ ............. $__________

     2. The amount of the payment set forth in paragraph 1 above in respect of interest on each Class of Investor
          Certificates, per $1,000 interest:

                     Class ___ ............. $__________

                     Class ___ ............. $__________

                     Class ___ ............. $__________

                     Class ___ ............. $__________


     3. The amount of the payment set forth in paragraph 1 above in respect of principal on each Class of Investor
          Certificates, per $1,000 interest:

                     Class ___ ............. $__________

                     Class ___ ............. $__________

                     Class ___ ............. $__________

                     Class ___ ............. $__________


B.   Information Regarding the Performance of the Trust.

     1.   Collections, Uses.

          (a) The aggregate amount of Dealer Finance Charges for
              the Due Period.....................................$__________

          (b) The aggregate amount of NITC Finance Charges for
              the Due Period.....................................$__________

          (c) The aggregate amount of Principal Collections received during the Due Period..............................$__________

          (d) The aggregate amount of Principal Collections allocable to the Amortizing Classes..........................$__________

          (e) The aggregate amount of Principal Collections processed during the Due Period which were deposited in the Spread
              Account............................................$__________

          (f) The aggregate amount of Principal Collections
              processed during the Due Period which were
              deposited in the Liquidity Reserve Account.............$__________

          (g) The aggregate amount of Principal Collections
              processed during the Due Period which were used
              to purchase new Dealer Notes...........................$__________

          (h) The aggregate amount of Principal Collections
              processed during the Due Period which were used to
              purchase Investment Securities.........................$__________

          (i) The aggregate amount of Principal Collections
              processed during the related Due Period which were paid
              to the Seller..........................................$__________

     2.   Dealer Notes and Investment Securities in the Trust;
          Certificate Principal Account.

          (a) The aggregate amount of Dealer Notes and Investment
              Securities in the Trust as of the end of the Due
              Period ended on __________, 19___ (which reflects
              the Dealer Notes and Investment Securities
              represented by both the Seller Certificate and
              the Investor Certificates).............................$__________

          (b) The amount of Dealer Notes and Investment Securities
              in the Trust represented by the Investor Certificates
              (the "Total Investor Interest") as of the Due Period
              ended on __________, 19___.............................$__________

          (c) The Total Investor Interest set forth in paragraph
              2(b) above as a percentage of the aggregate amount of
              Dealer Notes and Investment Securities set forth in
              paragraph 2(a).........................................__________%

          (d) The Total Invested Amount after giving effect to the
              payments made on the Distribution Date..............$____________

        (e)  The total amount withdrawn from the Certificate
             Principal Account and deposited in the Distribution Account for the benefit of each Amortizing Class in respect of Principal Collections on the related Transfer Date:

             Class ___ ............. $__________

             Class ___ ............. $__________

             Class ___ ............. $__________

             Class ___ ............. $__________


   3.   Investor Certificate Interest.

        (a)  The total amount withdrawn from the Collections Account and deposited in the Distribution Account on the related
             Transfer Date in respect of Investor Certificate Interest
             and any previously existing Deficiency
             Amount................................................$__________

        (b)  The amount of the payment to each
             Class in respect of Class Certificate
             Interest and any previously existing
             Deficiency Amount on the Distribution Date:

             Class ___ ............. $__________

             Class ___ ............. $__________

             Class ___ ............. $__________

             Class ___ ............. $__________


        (c)  The Deficiency Amount (if any) for such Distribution
             Date.................................................$__________

        (d)  The amount of such Deficiency Amount allocable to each
             Class:

             Class ___ ............. $__________

             Class ___ ............. $__________

             Class ___ ............. $__________

             Class ___ ............. $__________

           (e) The amount (if any) of the Deficiency Amount from the preceding Distribution Date being reimbursed on the
                 Distribution Date..............................$__________

        4. Losses.

           (a) The aggregate amount of Dealer Notes charged-off as uncollectible during the Due Period ended on
                 ____________, 19__ allocable to the Investor
                 Certificates (the "Investor Loss Amount")......$__________

           (b)   The Class Loss Amount for each Class (if any):

                 Class ___ ............. $__________

                 Class ___ ............. $__________

                 Class ___ ............. $__________

                 Class ___ ............. $__________


        5. Reimbursement of Losses; Charged-Off Amounts.

           (a) The amount of Investor Loss Amount reimbursed or
               allocated to the Seller on the related Transfer
               Date.............................................$__________

           (b) The aggregate amount of Class Loss Amounts (if any) reimbursed or allocated to the Seller on the Distribution
               Date.............................................$__________


           (c) The Class Charged-Off Amount for each Class for the immediately preceding Due Period:

               Class ___ ............. $__________

               Class ___ ............. $__________

               Class ___ ............. $__________

               Class ___ ............. $__________

           (d)  The Class Charged-Off Amount for each Class for the Due
                Period:

                Class ___ ............. $__________

                Class ___ ............. $__________

                Class ___ ............. $__________

                Class ___ ............. $__________


           (e)  For each Amortizing Class, the
                positive (negative) difference between the
                amounts set forth in paragraphs 5(e) and
                5(f) above, per $1,000 interest (which will
                have the effect of increasing (reducing),
                the related Class Invested Amount and the
                related Class Investor Interest):
                Class ___ ............. $__________

                Class ___ ............. $__________

                Class ___ ............. $__________

                Class ___ ............. $__________

      6.   Class Invested Amounts; Class Investor Interests.

           (a) Each Class Invested Amount after giving effect to the payments made on the Distribution Date:

                Class ___ ............. $__________

                Class ___ ............. $__________

                Class ___ ............. $__________

                Class ___ ............. $__________

     (b) Each Class Investor Interest after giving effect to the payments made on the Distribution Date:

          Class ___ ............. $__________

          Class ___ ............. $__________

          Class ___ ............. $__________

          Class ___ ............. $__________


7.   Servicing Fee.

     (a)  The aggregate amount of the Monthly Servicing Fee
          payable by the Trust to the Servicer for the month of
          ____________, 19___..................................$__________

     (b) The aggregate amount of the Monthly Servicing Fee set
         forth in paragraph 6(a) above allocable to the Investor
         Certificateholders....................................$__________

8.   Available Subordinated Amount; Minimum Seller Interest.

     (a) The Available Subordinated Amount as of the end of the ___ day of
         ____________, 19___...................................$__________

     (b) The Minimum Seller Interest as of the ___ day of
         ________, 19___ is equal to...........................$__________


9.   Class Amortization Percentages.

     The Class Amortization Percentage for each Amortizing Class:

          Class ___ .............  __________%

          Class ___ .............  __________%

          Class ___ .............  __________%

          Class ___ .............  __________%

                                    THE CHASE MANHATTAN BANK


                                    By: _________________________________

                                    Title: ______________________________




     IN WITNESS WHEREOF, the undersigned has duly executed and delivered this certificate this ___ day of ___________, _____.


                                    NAVISTAR FINANCIAL CORPORATION,
                                    as Servicer


                                    By: _________________________________

                                    Its: ________________________________

                                                             APPENDIX B1-B

                      FORM OF MONTHLY SERVICER CERTIFICATE
                             DEALER NOTE TRUST 1990
                                _______________

                                 FLOATING RATE
                           PASS-THROUGH CERTIFICATES
                                _______________


     The undersigned, a duly authorized representative of Navistar Financial Corporation ("NFC"), as Servicer pursuant to the Pooling and Servicing Agreement dated as of December 1, 1990 (the "Agreement") by and among NFC, Navistar Financial Securities Corporation and The Chase Manhattan Bank, as Trustee, does hereby certify with respect to the Due Period ending __________ ___, 19___ and the related Distribution Period ending __________ ___, 19___ as follows:

        1. NFC is Servicer under the Agreement.


        2. The undersigned is a Servicing Officer.


        3. The amount of the Advance, if any, for the prior Due
           Period was equal to.................................$__________

        4. The amount of Dealer Finance Charge Collections for
           the prior Due Period was equal to...................$__________

        5. The amount of NITC Finance Charges for the prior Due
           Period was equal to.................................$__________

        6. The aggregate amount of all payments made pursuant
           to Section 4.03 on the prior Distribution Date was
           equal to............................................$__________

        7. The Deficiency Amount as of the immediately
           preceding Distribution Date was equal to............$__________

        8. The Available Subordinated Amount as of the
           beginning of the Due Period was equal to.............$_________

        9. The Maximum Subordinated Amount as of the beginning
           of the Due Period was equal to.......................$_________

       10. The Projected Spread for the Distribution Period is
           equal to.............................................$__________

     11.  The amount on deposit in the Spread Account as of the Spread
          Account Funding Date was equal to..........................$__________

     12.  The principal amount of Dealer Notes outstanding as
          of the end of the Due Period is equal to...................$__________

     13.  The average daily balance of Dealer Notes
          outstanding during the Due Period is equal to..............$__________

     14.  The amount of the Monthly Servicing Fee for the Due
          Period is equal to.........................................$__________

     15.  The amount of the Investor Monthly Servicing Fee
          for the Due Period is equal to.............................$__________

     16.  The amount of Dealer Finance Charges for the Due
          Period is equal to.........................................$__________

     17.  The amount of NITC Finance Charges for the Due Period is equal to...................................................$__________

     18.  The amount of Interest Income for the Due Period is equal
          to.........................................................$__________

     19.  The amount of Investor Interest Income for the Due Period is equal to................................................$__________

     20.  The amount of the Seller Interest Income for the
          Due Period is equal to.....................................$__________

     21.  The average daily Seller Interest during the Due
          Period is equal to.........................................$__________

     22.  The Total Investor Percentage for the Due Period is equal
          to.........................................................$__________

     23.  The Excess Servicing for the Due Period is equal
          to.........................................................$__________

     24.  The Deficiency Amount as of the current
          Distribution Date (after giving effect to the payments made pursuant to Section 4.03 of the Agreement) is equal
          to.........................................................$__________

     25. The amount of the Deficiency Amount specified in 24 above allocable to each Class:

          Class ___ .................. $__________

          Class ___ .................. $__________

          Class ___ .................. $__________

          Class ___ .................. $__________


     26.  The total amount of Advance Reimbursements for the
          Due Period is equal to...............................$__________

     27.  The aggregate amount to be deposited in the
          Distribution Account on the Transfer Date for
          distribution on the Distribution Date to the
          Investor Certificateholders is equal to..............$__________

     28. The amounts to be paid out to the Holders of each Class on the Distribution Date in respect of Investor
          Certificate Interest:

          Class ___ .................. $__________

          Class ___ .................. $__________

          Class ___ .................. $__________

          Class ___ .................. $__________


     29.  The aggregate principal amount of Dealer Notes
          repaid during the Due Period is equal to.............$__________

     30.  The aggregate principal amount of Dealer Notes
          purchased by the Trust during the Due Period is
          equal to.............................................$__________

     31.  The aggregate principal amount of Investment
          Securities as of the end of the Due Period is
          equal to.............................................$__________

     32.  The amount of Principal Losses for the Due Period
          is equal to..........................................$__________

     33.  The amount of the Investor Loss Amount is equal
          to...................................................$__________

     34.  The Maximum Subordinated Amount as of the Distribution
          Date (after giving effect to the transactions set forth in
          Section 4.03 of the Agreement) is equal to................$__________

     35.  The Available Subordinated Amount as of the
          Distribution Date (after giving effect to the
          transactions set forth in Section 4.03 of the Agreement)
          is equal to.............................................. $__________

     36.  The Seller Interest as of the Distribution Date
          (after giving effect to the transactions set forth in
          Section 4.03 of the Agreement) is equal to............... $__________

     37.  The Minimum Seller Interest (after giving effect to
          the transactions set forth in Section 4.03 of the
          Agreement) is equal to................................... $__________

     38.  The amount on deposit in the Spread Account (after
          giving effect to the transactions set forth in Section
          4.03 of the Agreement) is equal to....................... $__________

AMORTIZATION TERM


     39.   The Class Loss Amount for the Due Period for each Class:


           Class ___ .................. $__________

           Class ___ .................. $__________

           Class ___ .................. $__________

           Class ___ .................. $__________


     40.   The Class Charged-Off Amounts for each Class:


           Class ___ .................. $__________

           Class ___ .................. $__________

           Class ___ .................. $__________

           Class ___ .................. $__________


     41.   The amount of Principal Collections on
           deposit in the Certificate Principal
           Account..................................................$__________

     42. The amount of such Principal Collections allocable to each Amortizing Class:

          Class ___ .................. $__________

          Class ___ .................. $__________

          Class ___ .................. $__________

          Class ___ .................. $__________

     43.  The amount on deposit in the Liquidity Reserve
          Account (after giving effect to the transactions made
          pursuant to Section 4.03 of the Agreement) is equal
          to....................................................... $__________


     IN WITNESS WHEREOF, the undersigned has duly executed and delivered this certificate this ___ day of ______________,199_.



                                           NAVISTAR FINANCIAL CORPORATION,
                                           as Servicer,


                                           By: ________________________________

                                           Its: ________________________________

                                                                     EXHIBIT B-2

              FORM OF MONTHLY SERVICER AND SETTLEMENT CERTIFICATE

                            DEALER NOTE MASTER TRUST

                              ___________________

                               DEALER NOTE ASSET
                              BACKED CERTIFICATES,
                                 SERIES 1997-1

                              ___________________


                 Under the Series 1997-1 Supplement dated as of _______, 1997 (the "Supplement") by and among Navistar Financial Corporation, ("NFC"), Navistar Financial Securities Corporation ("NFSC") and The Bank of New York, as trustee (the "Master Trust Trustee") to the Pooling and Serving Agreement dated as of June 8, 1995 (the "Agreement") by and among NFC, NFSC, the Master Trust Trustee and The Chase Manhattan Bank, as 1990 Trust Trustee, the Master Trust Trustee is required to prepare certain information each month regarding current distributions to certain accounts and payments to Series 1997-1 Certificateholders as well as the performance of the Master Trust during the previous month The information which is required to be prepared with respect to the Distribution Date of ______ __, ____, the Transfer Date of ________, __ ___ and with respect to the performance of the Master Trust during the Due Period ended on ____ __, ____ and the Distribution Period ended _____ __, ____ is set forth below. Certain of the information is presented on the basis of an original principal amount of $1,000 per Investor Certificate. Certain other information is presented based on the aggregate amounts for the Master Trust as a whole. Capitalized terms used but not otherwise defined herein shall have the meanings assigned to such terms in the Agreement and the Supplement .

        1.       NFC is Servicer under the Agreement.

        2.       The undersigned is a Servicing Officer.

        3.       Master Trust Information.

                 3.1      The amount of the Advance, if any, for the
                          Due Period.................................$__________

                 3.2      The amount of NITC Finance Charges for the
                          Due period.................................$__________

                 3.3      The average daily balance of Dealer Notes
                          outstanding during the Due Period..........$__________

                 3.4      The total amount of Advance Reimbursements
                          for the Due Period.........................$__________

                 3.5      The aggregate principal amount of Dealer
                          Notes repaid during the Due Period.........$__________

                 3.6      The aggregate principal amount of Dealer
                          Notes purchased by the Master Trust
                          during the Due Period......................$__________

                 3.7      The amount of the Servicing Fee for the
                          Due Period.................................$__________

                 3.8      The average daily Master Trust Seller's
                          Interest during the Due Period.............$__________

                 3.9      The Master Trust Seller's Interest as
                          of the Distribution Date (after giving
                          effect to the transactions set forth
                          in Article IV of the Supplement)...........$__________

                 3.10     The aggregate amount of Collections
                          for the Due Period.........................$__________

                 3.11     The aggregate amount of Finance Charge
                          Collections for the Due Period.............$__________

                 3.12     The aggregate amount of Principal
                          Collections for the Due Period.............$__________

                 3.13     The amount of Dealer Note Losses
                          for the Due Period.........................$__________

                 3.14     The aggregate amount of Dealer Notes as
                          of the last day of the Due Period..........$__________

                 3.15     The aggregate amount of funds on
                          deposit in the Excess Funding Account as
                          of the end of the last day of the Due
                          Period (after giving effect to the
                          transactions set forth in Article IV of
                          the Supplement and Article IV of the
                          Agreement).................................$__________

                 3.16     Eligible Investments in the Excess
                          Funding Account:

                          a.      The aggregate amount of funds
                                  invested in Eligible
                                  Investments........................$__________

                          b.      Description of each Eligible
                                  Investment:


                          c.      The rate of interest applicable to
                                  each such Eligible Investment......._________%

                          d.      The rating of each such Eligible
                                  Investment..........................__________

                 3.17     The aggregate amount of Dealer Notes
                          issued to finance OEM Vehicles, as of
                          the end of the Due Period..................$__________

                 3.18 The Dealers with the five largest aggregate outstanding principal amounts of Dealer
                          Notes in the Master Trust as of the end of the Due Period:

                          i)......................... __________________________
                          ii)........................ __________________________
                          iii)....................... __________________________
                          iv)........................ __________________________
                          v)......................... __________________________





        4.       Series 1997-1 Information.

                 4.1      The Deficiency Amount as of the Transfer
                          Date (after giving effect to the
                          transactions set forth in Article IV of
                          the Supplement)............................$__________

                 4.2      The Maximum Subordinated Amount as of
                          the Transfer Date (after giving effect to
                          the transactions set forth in Article IV
                          of the Supplement).........................$__________

                 4.3      The Projected Spread for the following
                          Distribution Period........................$__________

                 4.4      The amount on deposit in the Spread
                          Account as of the Transfer Date (after
                          giving effect to the transactions set
                          forth in Article IV of the Supplement).....$__________

                 4.5      The aggregate amount on deposit in
                          the Liquidity Reserve Account as of
                          the Transfer Date (after giving effect
                          to the transactions  set forth in Article
                          IV of the Supplement)......................$__________

                 4.6      The aggregate amount on deposit in the
                          Negative Carry Reserve Fund as of the
                          Transfer Date  (after giving effect to the
                          transactions set forth in Article IV of the
                          Supplement)................................$__________

                 4.7      The Invested Amount as of the Distribution

                          Date (after giving effect to the
                          transactions set forth in Article IV of
                          the Supplement and to the payments made
                          on the Distribution Date)..................$__________

                 4.8      The amount of Series Allocable Dealer
                          Notes Losses for the Due Period............$__________

                 4.9      The amount of Series Allocable Finance
                          Charge Collections for the Due Period......$__________

                 4.10     The amount of Series Allocable Principal
                          Collections for the Due Period.............$__________

                 4.11     The amount of Series Principal Account
                          Losses for the Due Period..................$__________

                 4.12     The amount of Investor Dealer Note Losses
                          for the Due Period.........................$__________

                 4.13     The amount of Investor Finance Charge
                          Collections for the Due Period.............$__________

                 4.14     The amount of Investor Principal
                          Collections for the Due Period.............$__________

                 4.15     The amount of Available Certificateholder's
                          Interest Collections for the Due Period....$__________

                 4.16     The amount of Series 1997-1 Shared
                          Principal Collections for the
                          Due Period.................................$__________

                 4.17     The aggregate amount of the Series 1997-1
                          Principal Shortfall, if any, for the
                          Due Period.................................$__________

                 4.18     The Seller's Percentage for the Due
                          Period...................................... ________%

                 4.19     The Excess Seller's Percentage for the Due
                          Period...................................... ________%

                 4.20     The aggregate amount of Seller's Principal
                          Collections for the Due Period.............$__________

                 4.21     The amount of Available Seller's Finance
                          Charge Collections for the Due Period......$__________

                 4.22     The aggregate amount of Available Seller's
                          Principal Collections for the Due Period...$__________

                 4.23     The aggregate amount of Excess Seller's
                          Principal Collections for the Due Period...$__________

                 4.24     The Controlled Amortization Amount, if
                          applicable, for the Due Period.............$__________

                 4.25     The Minimum Series 1997-1 Master Trust
                          Seller's Interest as of the Distribution
                          Date (after giving effect to the
                          transactions set forth in Article IV of
                          the Supplement)............................$__________

                 4.26     The Series 1997-1 Allocation Percentage
                          for the Due Period.........................._________%

                 4.27     The Floating Allocation Percentage for the
                          Due Period.................................._________%

                 4.28     The Principal Allocation Percentage,
                          if applicable, for the Due Period..........._________%

                 4.29     The total amount to be distributed on the
                          Series 1997-1 Certificated on the
                          Distribution Date..........................$__________

                 4.30     The total amount, if any, to be distributed
                          on the Series 1997-1 Certificates on the
                          Distribution Date allocable to the Invested
                          Amount.....................................$__________

                 4.31     The total amount, if any, to be distributed
                          on the Series 1997-1 Certificates on the
                          Distribution Date allocable to interest on
                          the Series 1997-1 Certificates.............$__________

                 4.32     The Draw Amount as of the Transfer Date....$__________

                 4.33     The amount of Investor Charge-Offs as of
                          Transfer Date..............................$__________

                 4.34     The amount of reimbursement of Investor
                          Charge- Offs as of the Transfer Date.......$__________

                 4.35     The amount of the Investor Servicing Fee
                          to be paid on such Distribution Date.......$__________

                 4.36 The aggregate amount of funds on deposit in the Negative Carry Reserve Fund as of the end




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


                          of the last day of the Due Period (after
                          giving effect to the payments and
                          adjustments made pursuant to Article IV
                          of the Supplement and of the Agreement)....$__________

                 4.37     The aggregate amount of funds on deposit
                          in the Series Principal Account as of the
                          end of the last day of the Due Period
                          (after giving effect to the payments and
                          adjustments made pursuant to Article IV
                          of the Supplement and of the Agreement)....$__________

                 4.38     The aggregate amount of funds on deposit
                          in the Spread Account as of the end of the
                          last day of the Due Period (after giving
                          effect to payments and adjustments made
                          pursuant to Article IV of the Supplement
                          and the Agreement).........................$__________

                 4.39     Eligible Investments in the Series
                          Principal Account:

                          a.      The aggregate amount of funds
                                  invested in Eligible Investments...$__________

                          b.      Description of each Eligible
                                  Investment:


                          c.      The rate of interest applicable to
                                  each such Eligible Investment......._________%

                          d.      The rating of each such Eligible
                                  Investment..........................__________

                 4.40     Eligible Investments in the Negative Carry
                          Reserve Fund:

                          a.      The aggregate amount of funds
                                  invested in Eligible Investments...$__________

                          b.      Description of each Eligible
                                  Investment:


                          c.      The rate of interest applicable to
                                  each such Eligible Investment......._________%

                          d.      The rating of each such Eligible
                                  Investment..........................__________

                 4.41     Eligible Investments in the Liquidity
                          Reserve Account:

                          a.      The aggregate amount of funds
                                  invested in Eligible Investments...$__________




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


                          b.      Description of each Eligible
                                  Investment:

                          c.      The rate of interest applicable to
                                  each such Eligible Investment......._________%

                          d.      The rating of each such Eligible
                                  Investment..........................__________

                 4.42     The amount of Excess Interest Collections
                          for the Due Period.........................$__________

                 4.43     The amount of Investor Principal
                          Collections treated as Shared Principal
                          Collections for the Due Period.............$__________

                 4.44     The amount of Excess Interest Collections
                          for the Due Period allocated to other
                          Series.....................................$__________

                 4.45     The amount of Investor Principal
                          Collections treated as Shared Principal
                          Collections for the Due Period allocated
                          to Other Series............................$__________

                 4.46     The percentages and all other information
                          calculated pursuant to Sections 6.01 and
                          7.01 of the Supplement.....................$__________

                 4.47     The amount of Remaining Available Seller's
                          Principal Collections for the Due Period...$__________

                 4.48     The amount of Series 1997-1 Shared Seller's
                          Principal Collections for the Due Period...$__________

                 4.49     The aggregate amount of Shared Seller's
                          Principal Collections from Other Series for
                          the Due Period.............................$__________

                 4.50 The amount of all Shared Seller's Principal Collections allocated to Series 1997-1 for the Due Period.............................$__________

                 4.51     The aggregate amount of all Shared Seller's
                          Principal Collections allocated to Other
                          Series for the Due Period..................$__________




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


                 IN WITNESS WHEREOF, the undersigned has duly executed and delivered this certificate this ___ day of ___________, _____.


                                         NAVISTAR FINANCIAL CORPORATION,
                                              as Servicer


                                         By:  _________________________

                                         Its: _________________________




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